SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
Ross Stores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

April 9, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Ross Stores, Inc. Annual Meeting of Stockholders (“Annual Meeting”), which will be held on Wednesday, May 22, 2013 at 1:00 p.m. PDT, at our corporate offices located at 4440 Rosewood Drive, Pleasanton, California 94588-3050. If you will need special assistance at the meeting, please contact Ms. Jennifer Tumminelli, Finance Department, Ross Stores, Inc., 4440 Rosewood Drive, Pleasanton, California 94588-3050, (925) 965-4514, at least ten days before the meeting.

We are pleased to make use again this year of the Securities and Exchange Commission-approved process for companies to furnish proxy materials over the Internet. We believe this approach facilitates stockholders’ receipt of proxy materials, while reducing the environmental impact of our Annual Meeting. We will mail to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders for the fiscal year ended February 2, 2013. The Notice also provides instructions on how to vote online or by telephone, and includes instructions on how you can receive a paper copy of the proxy materials by mail. If you receive your Annual Meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders, and proxy card will be enclosed.

Thank you for your commitment to Ross Stores and for your cooperation in voting your proxy without delay. You may vote your shares by Internet, toll-free telephone number, or mail. Instructions regarding all three methods of voting are included in this Proxy Statement on the page following the Notice of Annual Meeting of Stockholders.

Sincerely,

ROSS STORES, INC.

Michael Balmuth
Vice Chairman and
Chief Executive Officer

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ROSS STORES, INC.

Notice of Annual Meeting of Stockholders
to be Held on May 22, 2013

To Our Stockholders:

Please take notice that the 2013 Ross Stores, Inc. Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, May 22, 2013 at 1:00 p.m. PDT, at our corporate offices located at 4440 Rosewood Drive, Pleasanton, California 94588-3050, for the following purposes:

1.	To elect three Class II and three Class III directors for a one-year term.

2.

To re-approve certain provisions of the 2008 Equity Incentive Plan to maintain our ability to deduct for tax purposes certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

3.	To hold an advisory vote on executive compensation.

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on March 26, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose related to the Annual Meeting during ordinary business hours at the Company’s corporate offices located at 4440 Rosewood Drive, Pleasanton, California 94588-3050.

The available voting methods (by Internet, by telephone, or by mail), are described on the next page. We would appreciate you submitting your proxy vote as soon as possible so that your shares will be represented at the meeting.

By order of the Board of Directors,

John G. Call
Corporate Secretary

April 9, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2013: A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card, and Annual Report, may be viewed at www.proxyvote.com, where you may also cast your vote.

PRINTED ON RECYCLED PAPER

VOTING METHODS

The accompanying Proxy Statement describes proposals that are being submitted for a vote by stockholders at the Ross Stores, Inc. 2013 Annual Meeting to be held on May 22, 2013. If you are a stockholder of record of Ross Stores, Inc. as of March 26, 2013, you have the right to vote your shares, and may elect to do so, by Internet, by telephone, or by mail. You may also revoke your proxy at any time before the Annual Meeting. Please help us save time and postage costs by voting by Internet or by telephone. Both methods are generally available 24 hours a day, seven days a week and will ensure that your vote is confirmed and posted immediately. To vote:

1.	BY INTERNET

	a.	Go to the web site at www.proxyvote.com, 24-hours-a-day, seven days a week.
	b.	Enter the Control Number that appears on the Notice of Internet Availability, or if you received paper copies of the proxy materials, on the proxy card.
	c.	Follow the simple instructions.

2.	BY TELEPHONE

	a.	On a touch-tone telephone, call toll-free 1-800-690-6903, 24-hours-a-day, seven days a week.
	b.	Enter the Control Number that appears on the Notice of Internet Availability, or if you received paper copies of the proxy materials, on the proxy card.
	c.	Follow the simple recorded instructions.

3.	BY MAIL (Do not mail the proxy card if you are voting by Internet or telephone.)

	a.	Mark your selections on the proxy card.
	b.	Date and sign your name exactly as it appears on your proxy card.
	c.	Mail the proxy card in the enclosed postage-paid envelope.

If your shares are held in the name of a bank, broker, or other holder of record, you are considered a beneficial owner, whose stock is held in “street name,” and you will receive instructions for granting proxies from your bank, broker, or other agent, rather than a proxy card. Your broker or nominee will enclose a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. A number of brokers and banks, however, are participating in a program provided through Broadridge Financial Solutions Inc. (“Broadridge”) that offers the means to grant proxies to vote shares by Internet and by telephone. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may grant a proxy to vote those shares by Internet or by calling the telephone number shown on the instruction form received from your broker or bank.

If you attend the Annual Meeting, you may be asked to present: (1) valid government-issued photo identification (e.g., driver's license, state-issued ID, or passport); (2) if you hold your shares through a broker, bank, trustee, or nominee (i.e., in street name), proof of beneficial ownership as of the Record Date (e.g., a copy of your voting instruction card or brokerage statement reflecting your stock ownership); and/or (3) for analysts or media, appropriate credentials. Also, the use of cell phones, PDA’s, computers/laptops/tablets, music devices, or recording or photographic equipment is not permitted. Security personnel may be present, and coats and bags are subject to search prior to entry.

We must receive votes submitted by Internet, telephone, or mail by 11:59 p.m. PDT on May 21, 2013. Submitting your proxy by telephone or Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

Note about your vote and stock in brokerage accounts: If YOU do not vote your shares on Proposal One (election of directors), your brokerage firm can no longer vote them for you; those shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in routine director elections. However, stock exchange rules changed on January 1, 2010 and brokers are no longer allowed to vote uninstructed shares on those matters. So please make your vote count and provide instructions to your broker regarding the election of directors.

Your vote is important. Thank you for voting.

Discussion of Summary Compensation Table	42

Grants of Plan-Based Awards During Fiscal Year	42

Outstanding Equity Awards at Fiscal Year-End	44

Option Exercises and Stock Vested	46

Non-Qualified Deferred Compensation	47

Potential Payments Upon Termination or Change in Control	48

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	53

RELATED PERSON TRANSACTIONS	53

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	54

PROXY SOLICITATION FEES	54

TRANSACTION OF OTHER BUSINESS	54

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	54

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

ROSS STORES, INC.
4440 Rosewood Drive
Pleasanton, California 94588-3050
(925) 965-4400
www.rossstores.com

PROXY SOLICITATION

The accompanying proxy is solicited by the Board of Directors of Ross Stores, Inc., a Delaware corporation (“we” or the "Company"), for use at the Company’s 2013 Annual Meeting of Stockholders to be held on Wednesday, May 22, 2013 at 1:00 p.m. PDT, or any adjournments or postponements thereof (the “Annual Meeting”), at which stockholders of record at the close of business on March 26, 2013 are entitled to vote. The Annual Meeting will be held at our corporate offices located at 4440 Rosewood Drive, Pleasanton, California 94588-3050.

The date of this Proxy Statement is April 9, 2013, the date on which the Notice of Internet Availability of Proxy Materials was first mailed to our stockholders.

The purpose of this Proxy Statement is to provide our stockholders with certain information regarding the Company, its management and their compensation, and to provide summaries of the matters to be voted upon at the Annual Meeting. The stockholders will be asked to: (1) elect three Class II and three Class III directors to serve a one-year term; (2) re-approve certain provisions of the Company’s 2008 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; (3) provide an advisory vote to approve executive compensation; (4) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014; and (5) transact such other business as may properly come before the Annual Meeting or any adjournments or postponements.

We had outstanding on March 26, 2013, the Record Date, 219,805,921 shares of common stock, par value $0.01, all of which are entitled to vote with respect to all matters to be acted upon at the meeting. Each stockholder is entitled to one vote for each share of stock held. Our Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For ten calendar days prior to the Annual Meeting, a list of our stockholders of record will be available for viewing by the stockholders for any purpose related to the Annual Meeting during ordinary business hours at our corporate offices located at 4440 Rosewood Drive, Pleasanton, California 94588-3050.

All valid proxies received before the Annual Meeting, including proxies granted over the Internet or by telephone and submitted prior to midnight PDT the night before the Annual Meeting, will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted FOR each nominee and FOR proposals 2, 3, and 4. Any proxy given pursuant to this solicitation may be revoked by the person giving it, at any time before it is exercised, by filing with our Corporate Secretary an instrument revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information as of March 1, 2013 (except as noted in footnote (2)) regarding the ownership of the common stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of common stock of the Company; (ii) each director and each of the executive officers named in the Summary Compensation Table; and (iii) all executive officers and directors of the Company as a group. Common stock is the only issued and outstanding equity security of the Company.

Name of Beneficial Owner and	Amount and Nature of	(1)	Percent of Common
the Directors and Executive Officers	Beneficial Ownership		Stock Outstanding
FMR LLC	28,175,206	(2)	12.67%
82 Devonshire St.
Boston, MA 02109

BlackRock, Inc.	16,639,982	(2)	7.48%
40 East 52nd St.
New York, NY 10022

The Vanguard Group, Inc.	11,478,180	(2)	5.16%
100 Vanguard Blvd.
Malvern, PA 19355

Michael Balmuth	322,286	(3)	*
K. Gunnar Bjorklund	50,800	(4)	*
Michael J. Bush	107,894	(5)	*
Norman A. Ferber	9,094	(6)	*
Sharon D. Garrett	115,428	(7)	*
George P. Orban	2,825,750	(8)	1.3%
Lawrence S. Peiros	3,047	(9)	*
Gregory L. Quesnel	14,730	(10)	*
John G. Call	183,931	(11)	*
Barbara Rentler	448,634	(12)	*
Michael O’Sullivan	526,457	(13)	*
James S. Fassio	687,065	(14)	*
All executive officers (as defined by Rule 3b-7 of the Securities and Exchange Act of 1934) and directors as a group (14 persons, including the executive officers and directors named above)	5,889,323	(15)	2.7%
____________________

* Less than 1%

(1)	To the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, and the information contained in the footnotes to this table.

(2)	Information is as of December 31, 2012 and based on Schedule 13G and 13G/A filings made with the Securities and Exchange Commission.

(3)	Mr. Balmuth. Includes 312,286 shares of the Company's common stock that were issued under the Company's 2008 Equity Incentive Plan, which remain subject to vesting.

(4)	Mr. Bjorklund. Includes options to purchase 34,890 shares of the Company’s common stock exercisable within 60 days of March 1, 2013. Also includes 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(5)	Mr. Bush. Includes options to purchase 84,948 shares of the Company’s common stock exercisable within 60 days of March 1, 2013. Also includes 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(6)	Mr. Ferber. Includes 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(7)	Ms. Garrett. Includes options to purchase 68,948 shares of the Company’s common stock exercisable within 60 days of March 1, 2013. Also includes 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(8)	Mr. Orban. Includes 2,191,827 shares held in the name of Orban Partners and 337,065 shares held indirectly by Mr. Orban for his minor children. Mr. Orban, a director of the Company, is a general partner and managing partner of Orban Partners. Also includes options to purchase 68,948 shares of the Company's common stock exercisable within 60 days of March 1, 2013, as well as 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(9)	Mr. Peiros. Includes 3,047 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(10)	Mr. Quesnel. Includes 4,354 shares of the Company’s common stock that were issued under the Company’s 2008 Equity Incentive Plan, which remain subject to vesting.

(11)	Mr. Call. Includes options to purchase 108,000 shares of the Company's common stock exercisable within 60 days of March 1, 2013. Also includes 45,785 shares of the Company's common stock that were issued under the Company's 2004 and 2008 Equity Incentive Plans, which remain subject to vesting, as well as 6,486 shares of the Company’s common stock issued pursuant to a Performance Share Award under the 2008 Equity Incentive Plan, which remain subject to vesting.

(12)	Ms. Rentler. Includes 353,472 shares of the Company's common stock that were granted under the Company's 2004 and 2008 Equity Incentive Plans, which remain subject to vesting. Also includes 38,887 shares of the Company’s Common Stock issued pursuant to a Performance Share Award under the 2008 Equity Incentive Plan, which remain subject to vesting.

(13)	Mr. O’Sullivan. Includes options to purchase 175,114 shares of the Company's common stock exercisable within 60 days of March 1, 2013. Also includes 312,287 shares of the Company's common stock that were issued under the Company's 2004 and 2008 Equity Incentive Plans, which remain subject to vesting, as well as 38,887 shares of the Company’s common stock issued pursuant to a Performance Share Award under the 2008 Equity Incentive Plan, which remain subject to vesting.

(14)	Mr. Fassio. Includes options to purchase 195,114 shares of the Company's common stock exercisable within 60 days of March 1, 2013. Also includes 206,275 shares of the Company's common stock that were issued under the Company's 2004 and 2008 Equity Incentive Plans, which remain subject to vesting, as well as 38,887 shares of the Company’s common stock issued pursuant to a Performance Share Award under the 2008 Equity Incentive Plan, which remain subject to vesting. Includes 156,789 shares that are held in the name of the James S. Fassio

Revocable Trust; also includes 90,000 shares that are held in the name of the James S. Fassio 2012 Dynasty Irrevocable Trust.

(15)	Includes 787,962 shares subject to outstanding options held by directors and executive officers, which were exercisable within 60 days of March 1, 2013. Also includes 1,676,556 shares of the Company's common stock granted under the Company's 2004 and 2008 Equity Incentive Plans that remain subject to vesting, as well as 182,031 shares of the Company’s Common Stock granted pursuant to Performance Share Awards under the 2008 Equity Incentive Plan, which remain subject to vesting.

PROPOSAL 1
ELECT CLASS II AND III DIRECTORS

If elected, each nominee will hold office for a one-year term or until his or her successor is elected and qualified, unless he or she resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as the Nominating and Corporate Governance Committee may recommend in the place of such nominee(s).

The terms of the three current Class II directors - Michael Balmuth, K. Gunnar Bjorklund, and Sharon D. Garrett, and the three current Class III directors - Michael J. Bush, Norman A. Ferber, and Gregory L. Quesnel - will expire on the date of the Annual Meeting. Accordingly, six persons are to be elected to serve as Class II and Class III directors of the Board of Directors of the Company (the “Board”) at the meeting.

Vote Required and Board of Directors’ Recommendation

Approval by a majority of the votes cast by the holders of shares of common stock present or represented by proxy and voting at the Annual Meeting will determine the election of the directors. Incumbent directors who receive more votes in favor than votes against (or to withhold authority) will be reelected. Abstentions and broker non-votes will be counted as present in determining if a quorum is present but will not affect the election of directors. As further discussed below, under the heading “Bylaws Provide Majority Voting Standard for Director Elections,” our Bylaws provide that any incumbent director who fails to receive more votes in favor of election than votes against (or to withhold authority) in an uncontested director election will not be reelected and also must promptly tender his or her offer of resignation to the Board. At this Annual Meeting, the election of directors is uncontested.

The Board of Directors unanimously recommends that the stockholders vote FOR the three Class II and three Class III director nominees listed below – Michael Balmuth, K. Gunnar Bjorklund, Sharon D. Garrett, Michael J. Bush, Norman A. Ferber, and Gregory L. Quesnel.

INFORMATION REGARDING NOMINEES AND INCUMBENT DIRECTORS

The Certificate of Incorporation and the Bylaws of the Company provide that the number of members of the Board may be fixed from time to time exclusively by the Board and that the directors currently shall be divided into three classes as nearly equal in number as possible. Until the annual meeting of stockholders in 2014, our Board consists of three classes, serving for elected terms of three years, except for Class II, which has a current term of one year. Commencing in 2012, directors in each class are elected for one-year terms; however, Class I and Class III directors elected prior to the 2012 Annual Meeting are to complete the full three-year terms to which they were previously elected. As of the 2014 Annual Meeting, the Company will have completed its transition to a declassified Board, there will no longer be separate director classes, and all our directors will be re-elected annually. The Board currently consists of nine authorized members, and six seats are standing for election at the Annual Meeting. There is currently one vacant directorship in Class I; proxies will not be voted on for more than the six nominees.

The Nominating and Corporate Governance Committee’s nominees for election by the stockholders to serve as members of Class II and Class III of the Board until the 2014 Annual Meeting of Stockholders are the three incumbent Class II directors and three incumbent Class III directors, respectively. If any of the nominees declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominees as the Nominating and Corporate Governance Committee may designate.

The following table indicates the name, age, business experience, principal occupation, and term of office of each nominee standing for election at the 2013 Annual Meeting, and of each director of the Company whose term of office as a director will continue after the 2013 Annual Meeting.

			Director
	Principal Position	Age	Since

Nominees for Election as Class II Directors with Terms Expiring in 2014

Michael Balmuth	Vice Chairman of the Board and Chief Executive Officer of the Company since 1996; President from 2005 to 2009; Executive Vice President, Merchandising from 1993 to 1996; Senior Vice President, Merchandising from 1989 to 1993. The Nominating and Corporate Governance Committee has noted Mr. Balmuth’s long history and extensive executive and merchandising experience with the Company.	62	1996

K. Gunnar Bjorklund	Managing Director, Sverica International, since 1991. Director, Corporate Strategic Planning for American Express Company, from 1987 to 1990; management consultant with McKinsey & Company from 1985 to 1987. The Nominating and Corporate Governance Committee has noted Mr. Bjorklund’s executive and consulting experience.	54	2003

Sharon D. Garrett	Executive Vice President, Revenue Cycle Optimization, American Medical Response, Inc. from 2012 to present; Senior Vice President, Reimbursement Services from 2007 to 2012; Executive Vice President, Enterprise Services, PacifiCare Health Systems from 2002 to 2005; Chief Executive Officer of Zyan Communications from April 2000 to November 2000; Senior Vice President and Chief Information Officer of The Walt Disney Company from 1989 to 2000. The Nominating and Corporate Governance Committee has noted Ms. Garrett’s executive and operational experience.	64	2000

Nominees for Election as Class III Directors with Terms Expiring in 2014

Michael J. Bush	Member of the Board of Directors, NTN Buzztime, from 2009 to 2012, President and CEO from 2010 to 2012; Managing Member, B IV Investments, LLC since 2007; President and CEO, 3 Day Blinds, Inc., from 2007 to 2010, Member of the Board of Directors from March 2010 to September 2010; President and Chief Executive Officer, Anchor Blue Retail Group, from 2003 to 2007; President and Chief Executive Officer, Bally, North America, Inc. and member of the Board of Directors of Bally International AG from 2000 to 2002; Executive Vice President, Chief Operating Officer and Director of Movado, Inc. from 1995 to 2000; Senior Vice President of Strategic Planning and Marketing of the Company from 1991 to 1995. The Nominating and Corporate Governance Committee has noted Mr. Bush’s executive and retail experience.	52	2001

Norman A. Ferber	Consultant to the Company since 1996; Chairman of the Board since 1993; Chief Executive Officer of the Company from 1988 to 1996; President from 1993 to 1996; Chief Operating Officer from 1987 to 1988. Prior to 1987, Mr. Ferber was Executive Vice President, Merchandising, Marketing, and Distribution of the Company. The Nominating and Corporate Governance Committee has noted Mr. Ferber’s long history and extensive executive and merchandising experience with the Company.	64	1987

Gregory L. Quesnel	Member of the Board of Directors, SYNNEX Corporation, since September 2005 (also member of the Audit (Chairman), Executive, and Nominating and Corporate Governance committees); Member of the Board of Directors, Potlatch Corporation since 2000 (also member of the Audit, Compensation, Finance (Chairman), and Nominating and Corporate Governance committees); Chief Executive Officer and Member of the Board of Directors, Con-Way (CNF, Inc.), from 1997 to 2004, Executive Vice President and Chief Financial Officer from 1994 to 1997 (Senior Vice President and Chief Financial Officer from 1991 to 1994; prior executive and management positions from 1975 to 1991); prior finance roles with Evans Products Company and Chevron Corporation. The Nominating and Corporate Governance Committee has noted Mr. Quesnel’s executive and financial experience.	64	2009

Incumbent Class I Directors with Terms Expiring in 2014

George P. Orban	Managing partner of Orban Partners, a private investment company, since 1984. Chairman of the Board of Egghead.com, Inc. from 1997 to 2001, and Chief Executive Officer from 1997 to 1999. The Nominating and Corporate Governance Committee has noted Mr. Orban’s executive retail experience and his longstanding familiarity with the Company.	67	1982

Lawrence S. Peiros	Executive Vice President and Chief Operating Officer of The Clorox Company, from 2011 to March 2013; Executive Vice President and Chief Operating Officer – Clorox North America, from 2007 to 2011; Member of the Board of Directors, Annie’s, Inc., since March 2013 (also chair of the Compensation Committee and member of the Nominating and Corporate Governance Committee); Member of the Board of Directors of Potlatch Corporation since 2003 (also member of the Executive Compensation and Personnel Policies Committee and Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has noted Mr. Peiros’ executive and consumer product and brand experience.	58	2013

Biographical information concerning our executive officers is contained in our Annual Report on Form 10-K for the fiscal year ended February 2, 2013.

During fiscal 2012, the Board held five meetings. No incumbent member of the Board, while serving in such capacity, attended fewer than 75% of the total number of Board meetings and applicable Committee meetings held during the year (Mr. Peiros joined the Board January 23, 2013). The Board of Directors has determined that Ms. Garrett and Messrs. Bjorklund, Bush, Orban, Peiros, and Quesnel are each an independent director under the applicable corporate governance requirements of the listing rules of the NASDAQ Stock Market (“NASDAQ”). During the fiscal year, the independent directors held three meetings in executive session without management.

We have standing Audit, Compensation, and Nominating and Corporate Governance committees. The Board has adopted written charters for each of these committees, which are posted on the Company’s corporate website, www.rossstores.com, under “Corporate Governance,” in the “Investors” section. The Board has also adopted a Code of Ethics for Senior Financial Officers and a Code of Business Conduct and Ethics that applies to all of our employees, officers, directors, and business partners. Both of these Codes also are posted on the Company’s website, as are the Company’s Corporate Governance Guidelines adopted by the Nominating and Corporate Governance Committee.

Board Leadership Structure, Risk Management, and Committees. Our Board has separated the roles of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”), and has appointed Norman A. Ferber to serve as Chairman. Mr. Ferber is not an employee or executive officer of the Company, but has worked as a consultant to the Company since 1996. He was formerly the Company’s CEO from 1988 to 1996. Our current CEO, Michael Balmuth, has been designated Vice Chairman of the Board.

Our Board has determined that the current leadership structure is appropriate because it has worked effectively for many years. Our Board seeks to have both strong leadership as a Board and a strong CEO. Our experience has shown that separation of the roles of Chairman and of CEO can contribute to the effectiveness of both. However, for this structure to be the most effective, it is key who fills each of those roles, and our Board believes that it is preferable for both to have deep industry expertise and organizational familiarity with the

Company. Mr. Ferber previously served as our CEO (from 1988 until 1996), which we believe contributes to the effectiveness of our current leadership structure.

Our Board exercises oversight over our risk management activities, requesting and receiving reports from management, including direct presentations and reports made to our Board by officers with responsibility for risk management in various parts of our business. Our Board has delegated primary responsibility for oversight of risks relating to financial controls and reporting to our Audit Committee, which in turn reports to the full Board on such matters as appropriate.

Audit Committee. The members of the Audit Committee during fiscal 2012 were Ms. Garrett and Messrs. Bush, Quesnel, and Donald H. Seiler (after 30 years of service on our Board, Mr. Seiler retired from the Board, Audit Committee, and Nominating and Corporate Governance Committee as of June 1, 2012). Each of the members of the Audit Committee is independent for purposes of applicable corporate governance requirements of the NASDAQ listing rules. The Board of Directors has also determined that Mr. Quesnel is considered to be an “audit committee financial expert” and that Ms. Garrett and Messrs. Bush and Quesnel are each “financially literate,” as those terms are defined in rules issued by the Securities and Exchange Commission. The functions of the Audit Committee include retaining the Company’s independent auditors, reviewing their independence, reviewing and approving the planned scope of the annual audit, reviewing and approving any fee arrangements with the auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, oversight relating to the adequacy of accounting and financial controls, reviewing the Company’s critical accounting policies, oversight of the internal audit function, and reviewing and approving related party transactions. The Audit Committee held eight meetings during fiscal 2012. The functions and activities of the Audit Committee are further described below under the heading Board of Directors Audit Committee Report.

The Audit Committee also assists the Board in oversight of certain Company risks, particularly in the areas of internal controls, financial reporting, the internal audit function, and review of related party transactions.

Compensation Committee. The members of the Compensation Committee during fiscal 2012 were Messrs. Orban and Bjorklund, each of whom is independent for purposes of the applicable corporate governance requirements of the NASDAQ listing rules. This committee held six meetings during fiscal 2012. The Compensation Committee serves to carry out the responsibilities of the Board of Directors relating to determining the compensation of the Company's executives, including the compensation of our CEO. This committee oversees and administers the policies and plans that govern the cash, equity and incentive compensation of executive officers and non-employee directors of the Company. This committee also is responsible for administering and establishing the terms, criteria and size of equity compensation grants under the Company's 2008 Equity Incentive Plan and Incentive Compensation Plan, and administering the Company’s Employee Stock Purchase Plan, 401(k) Plan and Nonqualified Deferred Compensation Plan. This committee is also appointed to assist the Board in succession planning and development and retention of senior management talent, and to ensure leadership continuity and organizational strength to achieve the Company's short- and long-term goals.

As discussed in the Compensation Discussion and Analysis, the third party consultant retained by the Compensation Committee during fiscal 2012 to provide market data and advice on executive compensation matters, Exequity, LLP, is independent under the criteria provided in the applicable corporate governance requirements of the NASDAQ listing rules.

After review by the Compensation Committee and management regarding the Company’s compensation policies and practices with respect to risk-taking incentives and risk management, the Company does not believe that potential risks arising from its compensation policies or practices are reasonably likely to have a material adverse effect on the Company.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee during fiscal 2012 were Ms. Garrett and Messrs. Bjorklund, Bush, Orban, Quesnel, and Seiler (Mr. Seiler retired as of June 1, 2012). Each of the current members of the Nominating and Corporate Governance Committee is independent for purposes of the applicable NASDAQ listing standards. The

Nominating and Corporate Governance Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations to the full Board concerning such candidates. This committee also provides oversight on matters involving our corporate governance. This committee held three meetings during fiscal 2012.

Policy and Procedure for Director Nomination

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications, independence and skill of candidates for election to our Board of Directors. The Nominating and Corporate Governance Committee does not have a formal policy regarding Board diversity; however, this Committee seeks to promote a well-rounded Board, with a balance and diversity of skills and experience appropriate for the Company’s business. When there is a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee is responsible for evaluating candidates to fill such vacancy. This Committee has a policy with regard to the assessment of director candidates, including candidates recommended by stockholders. This assessment generally will include consideration of criteria including those listed below:

(i)	personal and professional integrity, ethics, and values
(ii)	experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment
(iii)	relevant business experience, at a senior management level, preferably in a retail or related industry
(iv)	experience as a board member of another publicly held company
(v)	academic expertise in an area of the Company’s operations
(vi)	practical and mature business judgment, including the ability to make independent analytical inquiries
(vii)	whether the nominee is “independent” for purposes of Securities and Exchange Commission rules and corporate governance requirements of the NASDAQ listing rules applicable to the Company
(viii)	potential conflicts of interest
(ix)	other qualifications and characteristics the Committee believes are pertinent

In considering candidates, the Nominating and Corporate Governance Committee evaluates qualified candidates for nomination to fill open seats on the Board of Directors and makes a recommendation to the full Board concerning such candidates. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders based on the same criteria listed above that would apply to candidates identified by a Committee member. There are no specific, minimum qualifications formulated by the Nominating and Corporate Governance Committee that must be met by a potential nominee. The Nominating and Corporate Governance Committee believes that it is desirable for a majority of our directors to satisfy the definition of independence for purposes of the applicable corporate governance requirements of the NASDAQ listing rules, and for at least one director to possess the attributes necessary to be an “audit committee financial expert.”

Any stockholder who wishes to recommend a director candidate must submit the recommendation in writing to us at our principal executive offices, addressed to the attention of the Nominating and Corporate Governance Committee, so that it is received no later than 120 calendar days before the one year anniversary of the mailing date of our prior year’s Proxy Statement sent to stockholders. A stockholder who recommends a person as a potential director candidate may be requested by the Nominating and Corporate Governance Committee to provide further information for purposes of evaluating the candidate and for the purpose of providing appropriate disclosure to stockholders.

Bylaws Provide Majority Voting Standard for Director Elections

In January 2013, the Board amended the Company’s Bylaws to implement a majority voting standard with respect to uncontested elections of directors. Under our current Bylaws, any director nominee in an uncontested election who receives more votes against election (including votes to “withhold authority”) than votes in favor of election is not elected. In addition, based on a prior amendment to our Bylaws approved in 2011, any incumbent director who fails to receive majority approval from the stockholders must tender an offer of resignation to the Board within 14 days following certification of the stockholder vote. The Board then has authority to determine whether or not to accept the director’s offer of resignation. The Bylaws provide that the Nominating and Corporate Governance Committee (or another committee designated by the Board) will consider what action should be taken with respect to such offers of resignation, and make a recommendation to the Board within 60 days following the certification of the stockholder vote. The Board is required to take action on the matter within 90 days following certification of the stockholder vote. Both the reviewing committee and the Board are authorized to consider all factors they believe to be relevant in determining whether or not to accept any resignation. Within five business days after reaching its decision, the Board is required to publicly disclose the decision, including, if applicable, the reasons for not accepting an offer of resignation.

Stockholder Communications with the Directors

The Board has adopted a process for stockholders to communicate with the Board and/or with individual directors. Stockholders may address such communications in writing to the Chairman of the Board, or to any individual director(s), c/o Ross Stores, Inc., 4440 Rosewood Drive, Pleasanton, California 94588-3050. Communications from stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by the independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors, or to the identified director(s), as soon as practicable, although communications that are abusive, repetitive, in bad taste, or that present safety or security concerns may be handled differently. The Corporate Secretary may, at his or her discretion, not forward correspondence that is primarily commercial in nature or if it relates to an improper or irrelevant topic. If multiple communications are received on a similar topic, the Corporate Secretary may, at his or her discretion, forward only representative correspondence.

Director Attendance at Annual Meeting

We typically schedule a Board meeting in conjunction with the Annual Meeting. We expect, but do not require, that all directors will attend, absent a valid reason, such as an unavoidable scheduling conflict. All of the current members of the Board of Directors attended the 2012 Annual Meeting, except for Mr. Peiros, who joined the Board January 23, 2013.

COMPENSATION OF DIRECTORS

The chart below summarizes all compensation earned by all persons serving on our Board of Directors for their services during fiscal 2012:

Director Compensation (Fiscal 2012)
	Fees Earned or			All Other
	Paid	Stock Awards	Option	Compensation	Total
Name	in Cash (1)	(2)	Awards	(3)	Compensation
Norman A. Ferber	$-	$105,010	$-	$1,608,085	$1,713,095
Michael Balmuth*	$-	$-	$-	$-	$-
K. Gunnar Bjorklund	$67,500	$105,010	$-	$-	$172,510
Michael J. Bush	$71,500	$105,010	$-	$-	$176,510
Sharon D. Garrett	$73,500	$105,010	$-	$-	$178,510
George P. Orban	$92,500	$105,010	$-	$-	$197,510
Lawrence S. Peiros**	$-	$180,047	$-	$-	$180,047
Gregory L. Quesnel	$95,500	$105,010	$-	$-	$200,510
Donald H. Seiler***	$49,000	$105,010	$-	$-	$154,010
____________________

*	Mr. Balmuth does not receive any separate compensation for his service as a member of the Board. Information regarding compensation for Mr. Balmuth is reflected in the Summary Compensation Table and the other tables and accompanying discussion.
**	Mr. Peiros joined the Board January 23, 2013.
***	After 30 years of service, Mr. Seiler retired from the Board, Audit Committee, and Nominating and Corporate Governance Committee as of June 1, 2012. His fiscal 2012 equity retainer fee of $105,000 was subsequently forfeited.

(1)	In fiscal 2012, the Compensation Committee held one uncompensated meeting and Nominating and Corporate Governance Committee held two uncompensated meetings.
(2)	In fiscal 2012, directors were awarded an equity retainer fee in shares of restricted common stock in an amount with a value of $105,000. Stock award values are determined by multiplying the number of shares of restricted stock granted by the closing price of Ross Stores, Inc. common stock as reported on the NASDAQ Stock Market on the date of grant. For fiscal 2012, the amounts shown for Ms. Garrett and Messrs. Ferber, Bjorklund, Bush, Orban, Quesnel, and Seiler reflect a restricted stock award of 1,688 shares granted on May 16, 2012. For fiscal 2012, the amount shown for Mr. Peiros reflects a restricted stock award of 3,047 shares granted on January 23, 2013. The outstanding equity awards at fiscal year-end for non-employee Directors were as follows:
	a.	Mr. Ferber: 4,354 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.
	b.	Mr. Bjorklund: 4,354 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.
	c.	Mr. Bush: 4,354 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.
	d.	Ms. Garrett: 4,354 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.
	e.	Mr. Orban: 4,354 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.

f.	Mr. Peiros: 3,047 shares of the Company's common stock that were granted under the Company's Equity Incentive Plans that remain subject to vesting.
g.	Mr. Quesnel: 4,354 shares of the Company’s common stock that were granted under the Company’s Equity Incentive Plans that remain subject to vesting.
(3)	All Other Compensation for Mr. Ferber consists primarily of amounts paid pursuant to his Consultancy Agreement and Retirement Benefit Package Agreement described below under the caption Other Director Compensation. The amount shown is comprised of fiscal 2012 consulting fees of $1,323,000; benefits valued at $94,237 paid under the terms of the Retirement Benefit Package Agreement (which includes executive medical, dental, vision and mental health insurance, health advisory services, life insurance, accidental death and dismemberment insurance, travel insurance, group excess personal liability insurance, estate planning, expense reimbursements and certain “matching contributions” (as that term is defined in the agreement)); income tax gross-up payments of $71,724; and administrative support inclusive of benefits valued at $113,497. The amount shown also includes the cost of home and office security systems and services that were covered by the Company. As noted in the Perquisites table and discussion on pages 41 and 42, occasionally directors and family members of executives or directors may join executives on Company-provided private aviation flights made for business purposes if there is a seat that would otherwise go unfilled. Because this benefit has no incremental cost to the Company, it is not reflected in the table.

Standard Fee Arrangements and Restricted Stock Grant Formula

During the 2012 fiscal year, directors who were not employees of the Company (“non-employee directors”) received an annual cash retainer of $50,000 (paid quarterly), plus $1,500 for attendance at each Board meeting, $2,000 for attendance at each meeting of the Audit Committee or Compensation Committee of the Board, and $1,000 for attendance at each meeting of the Nominating and Corporate Governance Committee. The Chairman of the Audit Committee (Mr. Seiler until June 1, 2012 and Mr. Quesnel since then) and the Chairman of the Compensation Committee (Mr. Orban) received additional annual retainers (paid quarterly) of $44,000 and $25,000, respectively. During the fiscal year, the non-employees, other than Mr. Peiros, also received an annual equity retainer in the form of shares of common stock with a grant date value of $105,000.

The Compensation Committee determines the value and form of director equity awards on an annual basis, including any equity awards for newly-appointed non-employee directors. The practice is to grant annual awards on the date of the annual stockholder meeting. As indicated above, in fiscal 2012 incumbent directors were awarded an annual equity retainer in the form of shares of common stock with a grant date value of $105,000, and Mr. Peiros, as a newly-appointed director, receive a stock award with a grant date value of $180,000. These awards vest in equal annual installments over a three year period. The 2008 Equity Incentive Plan limits annual restricted stock grants to incumbent directors to 10,000 shares and grants to newly-appointed directors to 24,000 shares.

Other Compensation

Mr. Ferber receives compensation for his services pursuant to an Independent Contractor Consultancy Agreement (“Consultancy Agreement”) with the Company that was most recently amended effective January 30, 2012. The agreement currently extends through May 31, 2016 (“Expiration Date”). Under the current agreement, while he serves as a consultant to the Company Mr. Ferber will receive a consulting fee of $1,323,000 annually, paid in monthly installments; he has voluntarily declined the annual retainer and meeting fees otherwise payable to non-employee directors. Mr. Ferber continues to receive the standard annual equity retainer, in the form of restricted stock, under the Company’s 2008 Equity Incentive Plan. The Consultancy Agreement will terminate in the event of Mr. Ferber’s death, and provides for the Company to reimburse Mr. Ferber (grossed-up for taxes) for estimated premiums, from 2006 through the Expiration Date, on a life insurance policy for Mr. Ferber and his spouse with a death benefit of $2,000,000.

In the event there is a change in control of the Company, Mr. Ferber would be entitled to continued payment of his then current consulting fee through the Expiration Date or any extension thereof. In the event that Mr. Ferber provides consulting services in connection with a change in control, he will receive a single payment of $1,500,000 upon the consummation of the transaction even if the consummation occurs after the Expiration

Date or any extension thereof. Further, he would be reimbursed for any excise taxes he pays pursuant to Internal Revenue Code Section 4999.

In addition, the Company has entered into a Retirement Benefits Package Agreement (“Benefits Agreement”) with Mr. Ferber, most recently amended effective January 30, 2012, which provides that until the death of both Mr. Ferber and his spouse, Mr. Ferber and his immediate family (his spouse and his children under 21, or over 21 if living at home or in college) shall be entitled to continue to participate in (at no cost to them) the following Ross employee benefit plans in which Mr. Ferber now participates: executive medical, dental, vision and mental health insurance; health advisory services; group life insurance; accidental death and dismemberment insurance; business travel insurance; group excess personal liability; and matching of Mr. Ferber’s 401(k). The Company may not make any changes in such plans or arrangements that would adversely affect Mr. Ferber’s rights or benefits under the Benefits Agreement, unless such change occurs pursuant to a program applicable to all senior executives (including our CEO) and does not result in a proportionately greater reduction in the rights of, and benefits to, Mr. Ferber as compared with any other senior executive of the Company. The medical, dental and vision benefits will be provided at the greater of a specified level of coverage provided to Mr. Ferber in 2012 or the level of coverage provided to our CEO. Until Mr. Ferber’s death, he will also be reimbursed (grossed-up for taxes) for estate planning fees or expenses incurred by Mr. Ferber up to the maximum annual reimbursement equal to that provided to the CEO (but not less than $20,000). Mr. Ferber will also be entitled to participate in or receive benefits under any employee benefit plan or arrangement made available by the Company in the future to its executives and key management employees.

Under the Benefits Agreement, on termination of Mr. Ferber’s consultancy with the Company (other than for Mr. Ferber’s death) the Company will pay Mr. Ferber $75,000 per year for a period of 10 years. If, as a result of Mr. Ferber’s status as a consultant to the Company, he becomes ineligible to participate in any of the Company’s employee benefit plans, the payments made under the Benefits Agreement will increase to enable Mr. Ferber to procure (to the extent available) such benefits at no additional after-tax cost to him. In addition, the Company has agreed to provide administrative support for Mr. Ferber as long as he serves as a member of the Company’s Board. Mr. Ferber and his immediate family are also entitled to Company associate discount cards until Mr. Ferber’s death.

PROPOSAL 2
APPROVE CERTAIN PROVISIONS OF
2008 EQUITY INCENTIVE PLAN

Our stockholders previously approved our 2008 Equity Incentive Plan (the “2008 Plan”), under which employees, officers, directors, and consultants may be granted equity-based awards. The stockholders now are being asked to re-approve certain provisions of the 2008 Plan, solely for the purpose of enabling us to deduct in full for federal income tax purposes the compensation recognized by certain of our executive officers in connection with performance-based awards that may be granted in the future under the 2008 Plan. Approval of this proposal will not increase the number of shares available for issuance under the 2008 Plan or otherwise amend any of its terms. Share amounts provided in this Proxy Statement have been adjusted to reflect our 2-for-1 stock split in December 2011.

Section 162(m) of the Internal Revenue Code (the “Code”) limits a corporation’s income tax deduction for compensation paid to certain executive officers who are “covered employees,” as that term is defined by Section 162(m) of the Code (“Section 162(m)”). The deduction is limited to $1,000,000 per person per year, unless the compensation qualifies as “performance-based compensation.” In general, for compensation under the 2008 Plan to qualify as “performance-based,” certain material terms of the 2008 Plan must have been approved by our stockholders in a separate vote. The future availability of the exemption for awards of performance-based compensation depends upon obtaining approval of certain provisions of the 2008 Plan by our stockholders at the Annual Meeting.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to enable the Company to deduct in full compensation related to performance-based awards granted under the 2008 Plan. Therefore, solely for the purpose of qualifying such compensation as performance-based under Section 162(m), the stockholders are asked to approve the following provisions of the 2008 Plan:

  All employees of the Company and any parent or subsidiary corporation or other affiliate of the Company are eligible to be granted stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based or cash-based awards under the 2008 Plan.

  No employee may receive in any fiscal year under the 2008 Plan awards intended to qualify as performance-based for purposes of Section 162(m) which, in the aggregate, exceed the following limits (subject to appropriate adjustment for stock splits, stock dividends and similar changes to the Company’s capital structure):
  Stock option or stock appreciation rights awards for more than the lesser of 1,500,000 shares or 1% of our issued and outstanding shares of common stock.

  Restricted stock or restricted stock unit awards for more than the lesser of 1,500,000 shares or 1% of our issued and outstanding shares of common stock.

  For each full fiscal year of the Company contained in the performance period of the award, performance share or other stock-based awards for more than 1,000,000 shares of our common stock or performance unit or other cash-based awards for more than $10,000,000.
  The vesting of restricted stock, restricted stock units, performance share and performance unit awards, and other stock-based or cash-based awards intended to qualify as “performance-based,” may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the administrator in establishing the award: (i) sales revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit/adjusted pre-tax earnings, (vi) earnings before interest, taxes, depreciation and amortization, (vii) net income, (viii) expenses, (ix) the market price of our common stock, (x) earnings per share, (xi) return on stockholder equity, (xii) return on capital, (xiii) return on net assets, (xiv) economic value added, and (xv) market share.

While we believe that compensation provided by such awards under the 2008 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

Vote Required

Approval of the foregoing Approval of Certain Provisions of 2008 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast affirmatively or negatively by holders of shares of common stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes each will be counted as present in determining if a quorum exists, but will not be counted as having been voted on this proposal and will have no effect on the outcome.

The Board of Directors unanimously recommends that the stockholders vote FOR the re-approval of certain provisions of the Company’s 2008 Equity Incentive Plan.

Summary of the 2008 Plan

The following summary of material terms of the 2008 Plan is qualified in its entirety by the actual language of the 2008 Plan, a copy of which is available to any stockholder upon request by writing to the Corporate Secretary, Ross Stores, Inc., 4400 Rosewood Drive, Pleasanton, California, 94588-3050. A copy of the 2008 Plan has also been included as an appendix to the electronic version of this Proxy Statement and may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

General. The purpose of the 2008 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units and deferred compensation awards.

Authorized Shares. A total of 12,000,000 shares (adjusted to reflect a 2-for-1 stock split in December 2011) of the Company’s common stock are authorized for issuance under the 2008 Plan. Shares issued under the 2008 Plan may consist of authorized but unissued or reacquired shares of the Company’s common stock or any combination.

Adjustment for Certain Unissued or Forfeited Prior Plan Shares. The maximum number of shares that may be issued under the 2008 Plan is increased from time to time by up to 16,985,856 shares from the following sources: (1) awards outstanding as of the date of the 2008 Annual Meeting under the Company’s 2004 Equity Incentive Plan or 1988 Restricted Stock Plan, 1991 Outside Directors Stock Option Plan, 1992 Stock Option Plan or 2000 Equity Incentive Plan (collectively, the “Prior Plans”) that subsequently expired or were terminated without having been exercised or settled in full, (2) shares acquired under the Prior Plans that are forfeited or repurchased by the Company for the participant’s purchase price on or after the date of the 2008 Annual Meeting, and (3) shares withheld or reacquired by the Company on or after the date of the 2008 Annual Meeting in satisfaction of tax withholding obligations under the Prior Plans. As of March 26, 2013, a total of 1,621,696 additional shares had become available for issuance under the 2008 Plan from these sources.

Share Counting and Adjustments for Capital Structure Changes. If any award granted under the 2008 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2008 Plan. Shares will not be treated as having been issued under the 2008 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash or such shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation.

The number of shares available under the 2008 Plan will be reduced upon the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the 2008 Plan will be reduced only by the net number of shares issued.

Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2008 Plan, to the numerical limits on certain types of awards described below, to share limits on non-employee director awards described in this proposal, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2008 Plan to adjust the terms of outstanding awards as it deems appropriate.

Full Value Award Limits. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2008 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Counting and Adjustments for Capital Structure Changes.” The number of shares that may be issued pursuant to full value awards granted under the 2008 Plan may not exceed the sum of (i) 12,000,000 and (ii) the aggregate number of shares subject to full value awards granted pursuant to a Prior Plan which revert to the Plan upon (a) expiration, termination or cancellation of such award prior to being settled in full, and (b) forfeiture or repurchase. Further, no more than 5% of the aggregate number of shares authorized under the 2008 Plan may be issued pursuant to full value awards that provide for service-based vesting on a pro rata basis over a period of less than three years or performance-based vesting over a performance period of less than 12 months. However, the Compensation Committee may structure full value awards to provide for accelerated vesting in the case of the participant’s death, disability, termination of service, or a change in control of the Company.

Other Award Limits. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2008 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year, as follows:

  Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than the lesser of 1,500,000 shares or 1% of the number of shares of common stock then issued and outstanding.

  Stock options and stock appreciation rights: No more than the lesser of 1,500,000 shares or 1% of the number of shares of common stock then issued and outstanding.

  Performance share awards: No more than 1,000,000 shares for each full fiscal year contained in the performance period of the award.

  Performance unit awards: No more than $10,000,000 for each full fiscal year contained in the performance period of the award.

A participant may receive only one performance share or performance unit award with respect to any performance period. To comply with applicable tax rules, the 2008 Plan also limits to 12,000,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2008 Plan.

Administration. The 2008 Plan generally will be administered by the Compensation Committee or other committee of the Board of Directors or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration of the 2008 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2008 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2008 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The Committee may delegate to a committee comprised of one or more officers of the Company the authority to grant awards under the 2008 Plan to persons eligible to participate who are neither members of the Board nor executive officers of the Company, subject to the provisions of the 2008 Plan and guidelines established by the Committee. The 2008 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2008 Plan. All awards granted under the 2008 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2008 Plan. The Committee will interpret the 2008 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2008 Plan or any award.

Prohibition of Option and SAR Repricing. The 2008 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. Deferred compensation awards may be granted only to officers, directors and individuals who are among a select group of management or highly compensated employees. Non-employee director awards may be granted only to directors who, at the time of grant, are not employees. As of March 26, 2013, we had approximately 60,062 employees, including seven executive officers, and seven non-employee directors who would be eligible under the 2008 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 26, 2013, the closing price of our common stock on the NASDAQ Stock Market was $59.43 per share.

The 2008 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2008 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its discretion.

Since its inception, no stock options have been granted under the 2008 Plan; in particular, no stock options have been granted to any of our NEOs, any current executive officer, non-executive officer directors, or any employees.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2008 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2008 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Full Value Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below under “Performance Awards.” Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2008 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below under “Performance Awards,” or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Full Value Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant, subject to the minimum vesting requirements described above under “Full Value Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units.

Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: sales revenue, gross margin, operating margin, operating income, pre-tax profit/adjusted pre-tax earnings, earnings before interest, taxes, depreciation and amortization, net income, expenses, the market price of our common stock, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added, and market share.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be provided to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be issued on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount provided to any other participant. The Committee may make positive or negative adjustments to performance award issuances to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award issuances in lump sums or installments. If any issuance is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2008 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards. The 2008 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement.

Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Non-Employee Director Awards. The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of our Board of Directors who are not employees of the Company or any parent or subsidiary corporation or other affiliate of the Company (“non-employee directors”).

Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the Board, service as chairman of one or more committees of the Board, service as chairman or lead director of the Board or the individual’s initial appointment or election to the Board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the Committee determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the Plan for more than 10,000 shares if the award is for full value shares (or 24,000 shares, if the award is for an option for shares), except that this limit may be increased by up to an additional 14,000 shares if the award is for full value shares (or 34,000 shares, if the award is for an option for shares) in the fiscal year in which the non-employee director is first appointed or elected to the Board of Directors, and by up to an additional 1,200 shares if the award is for full value shares (or 3,000 shares if the award is for an option for shares) in any fiscal year for each committee of the Board on which the non-employee director serves.

Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the 2008 Plan provides that a “Change in Control” occurs upon (a) a “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by the Company’s stockholders in the same proportion as their ownership of Company stock, becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock, (ii) a merger or consolidation in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines.

The 2008 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2008 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2008 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2008 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment. The 2008 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2008 Plan following the tenth anniversary of the 2008 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2008 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2008 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences of the 2008 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2008 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

     In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

     Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

     Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

     Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, or unpaid cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

     Dividend Equivalents. A participant will recognize taxable income upon receipt of the payment of a dividend equivalent in cash or in vested shares of stock.

     Section 162(m). Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is “performance-based compensation” (as defined by Section 162(m)). The availability of the exemption for awards of performance-based compensation depends upon obtaining approval of certain material terms of the 2008 Plan by our public stockholders. Provided we obtain the approval of our stockholders of this Proposal, grants of options and stock appreciation rights, and grants of restricted stock awards, restricted stock units and performance awards conditioned on attainment of one or more performance goals set forth in the 2008 Plan, may qualify as performance-based compensation exempt from Section 162(m).

     Section 409A. Certain awards granted under the 2008 Plan may be deemed to constitute deferred compensation within the meaning of Section 409A of the Code and must satisfy the requirements of Section 409A to avoid adverse tax consequences to participants who receive such awards. These requirements include limitations on election timing, acceleration of payments, and distributions. We intend to structure any deferred compensation awards under the 2008 Plan to meet the applicable tax law requirements.

Aggregate Equity Compensation Plan Information.

The following table summarizes information regarding the shares that may be issued under the Company’s equity compensation plans as of February 2, 2013.

	(a)			(c)
	Number of		(b)	Number of securities
	securities		Weighted average	remaining available for
	to be issued upon		exercise price per	future issuance
	exercise of		share of outstanding	(excluding securities
Shares in (000s)	outstanding options		options and rights	reflected in column (a))[1]
Equity compensation plans
approved by security holders	1,660	[2]	$14.00	8,268	[3]
Equity compensation plans not
approved by security holders[4]	264		$12.60	—
Total	1,924		$13.79	8,268
____________________

(1)	After approval by stockholders of the 2008 Equity Incentive Plan in May 2008, any shares remaining available for grant in the share reserves of the 2004 Equity Incentive Plan, 1992 Stock Option Plan, the 2000 Equity Plan, the 1991 Outside Directors Stock Option Plan, and the 1988 Restricted Stock Plan were automatically canceled.

(2)	Represents shares reserved for options granted under the prior 1992 Stock Option Plan, the prior 1991 Outside Directors Stock Option Plan, and the 2004 Equity Incentive Plan.

(3)	Includes 1,066,000 shares reserved for issuance under the Employee Stock Purchase Plan and 7,202,000 shares reserved for issuance under the 2008 Equity Incentive Plan.

(4)	Represents shares reserved for options granted under the prior 2000 Equity Incentive Plan, which was approved by the Company’s Board of Directors in March 2000.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board is asking our stockholders to vote, on an advisory basis, on the compensation of our named executive officers as described in this Proxy Statement. This annual proposal, commonly known as a “Say on Pay” proposal, is designed to give our stockholders the opportunity to endorse or not endorse our executive compensation program.

Board of Directors’ Recommendation and Vote Required

Our executive compensation program has been designed to align our executive officers’ compensation with the short-term and long-term strategic goals of the Company and the interests of our stockholders, recognize individual performance and contributions, and assist us with attracting, motivating, and retaining a strong leadership team. At last year’s Annual Meeting, our stockholders voted more than 97% in favor of the advisory approval.

Highlights of our program, as further described under the heading “Executive Compensation – Compensation Discussion and Analysis,” include the following:

  A portion of the total potential compensation of our named executive officers is linked to Company performance and is at risk due to the performance-based structure of our Incentive Compensation Plan and our performance equity awards. The amount of the annual bonus awards paid under our Incentive Compensation Plan, and the number of shares that vest under our performance awards, will vary based on the Company's achievement of pre-established pre-tax profit (e.g., adjusted pre-tax earnings) targets.
  Equity awards that have been granted to our named executive officers cliff vest over a minimum of three years, which is intended to encourage long-term retention. We believe these awards also incentivize management to successfully manage and grow the value of our business over the long-term, and serve to align the financial interests of our named executive officers with those of our stockholders.
  Our Compensation Committee considers the level, contribution, performance, and unique skill set of each named executive officer when determining salary levels and the size of annual equity awards granted to our named executive officers.
  Our focus on full value awards is intended to manage overall compensation expense and stockholder dilution impact from the Company’s equity plans.
  The Company recently took actions to:
  Adopt a recoupment and adjustment of awards policy (“clawback”) covering cash and equity incentives paid to executives
  Modify executive employment agreements to provide that change of control cash severance shall not exceed 2.99 times the executive’s base and target bonus
  Establish specific stock ownership guidelines
  Formalize the process used to evaluate risks associated with our compensation programs
  Eliminate the provision in executive employment agreements for payment of excise tax gross-up payments on compensation related to a change in control
  Eliminate the provision in executive employment agreements for single-trigger cash payment upon a change in control
  Eliminate the modified single trigger upon a change in control from the employment agreement with our CEO
  Eliminate tax gross-ups on perquisites for Named Executive Officers (“NEOs”)

The Board and Compensation Committee believe that our executive compensation program is well-designed, appropriately aligns the compensation of our named executive officers with our performance objectives, and incentivizes strong individual performance. Accordingly, the Board recommends that our stockholders vote in favor of the following resolution at the 2013 Annual Meeting of Stockholders:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement for our 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Stockholders are not ultimately voting to approve or disapprove the Board’s recommendation. Although this vote is advisory and is not binding on the Board, the Compensation Committee, or the Company in any way, we value the input and views of our stockholders. The Compensation Committee will review the outcome of the vote when considering future executive compensation policies and decisions.

The proposal to approve our executive compensation, on an advisory basis, requests an affirmative vote of the majority of the votes cast affirmatively or negatively by holders of shares represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes each will be counted as present in determining if a quorum exists, but will not be counted as having been voted on this proposal and will have no effect on the outcome.

The Board of Directors unanimously recommends that the stockholders vote FOR the advisory approval of our executive compensation.

PROPOSAL 4
RATIFY THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending February 1, 2014. It is anticipated that a representative of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast affirmatively or negatively by holders of shares of common stock present or represented by proxy at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes each will be counted as present in determining if a quorum exists, but will not be counted as having been voted on this proposal and will have no effect on the outcome.

Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our Bylaws or otherwise. The Board, however, is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified by our stockholders, the Audit Committee at their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014.

ROSS STORES, INC.
BOARD OF DIRECTORS AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company’s consolidated financial statements, its system of internal controls, and the independence and performance of both its internal and independent auditors. The Audit Committee is also responsible for the selection and engagement of the Company’s independent auditors. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. This charter is available on the Company’s website, www.rossstores.com, under “Corporate Governance,” in the “Investors” section. Each Committee member is independent as defined by the applicable corporate governance requirements of the NASDAQ listing rules.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we held eight meetings during fiscal 2012. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company’s independent registered public accounting firm, Deloitte. We discussed with representatives of the Company’s internal and independent auditors the overall scope and plans for their respective audits. We met with the internal and independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended February 2, 2013 with management and Deloitte.

We also discussed with the independent auditors matters required to be discussed with audit committees under standards published by the Public Company Accounting Oversight Board (“PCAOB”), including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and other required communications with audit committees.

In addition, the Audit Committee discussed with Deloitte their independence from management and the Company, including matters in the written disclosures required by PCAOB Ethics and Independence Rule 3256 (“Communications with Audit Committees Concerning Independence”). When considering Deloitte’s independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the fees paid to Deloitte for audit and non-audit services.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended February 2, 2013 be included in the Company’s Annual Report on Form 10-K. We also selected Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014, and are requesting that our stockholders ratify this appointment.

Summary of Audit, Audit-Related, Tax, and All Other Fees

The Audit Committee reviews and approves all proposed audit and non-audit engagements and related fees of Deloitte. In addition, any audit and non-audit fees for newly proposed professional services that arise during the year, or changes to previously approved fees and work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the fiscal year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and report on same at the following regularly scheduled meeting.

The following table summarizes the aggregate billings by Deloitte for professional services to the Company rendered during fiscal 2012 and 2011.

Fees	Fiscal Year 2012	Fiscal Year 2011
Audit Fees	$ 1,191,000	$ 1,091,000
Audit-Related Fees	116,000	136,000
Tax Fees
Tax Compliance Fees	270,000	248,000
Other Tax Services	34,000	90,000
All Other Fees	--	--
Total Fees	$ 1,611,000	$ 1,565,000

Audit Fees in fiscal 2012 and 2011 included fees related to the audit of the financial statements included in the Company’s Annual Report on Form 10-K, reviews of the financial statements included in Quarterly Reports on Form 10-Q and Sarbanes-Oxley compliance services. Audit-Related Fees were for consultation on accounting standards or transactions, audits of employee benefit plans, and Sarbanes-Oxley services. Tax Fees were for tax-related services, consisting of compliance services (i.e., review of the Company’s tax returns and other tax compliance matters) and other tax services. All of the services reflected in the table were pre-approved by the Audit Committee.

SUBMITTED BY THE AUDIT COMMITTEE OF THE
COMPANY'S BOARD OF DIRECTORS

Gregory L. Quesnel, Chairman
Michael J. Bush
Sharon D. Garrett

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

We operate two brands in the challenging off-price apparel and home goods sector -- Ross Dress for Less, the largest off-price apparel and home fashion chain in the United States, and dd's DISCOUNTS. To effectively compete in this environment, we need to attract and retain an executive leadership team with the necessary background, qualifications, expertise, and experience to effectively execute our off-price strategies in all facets of our operations. The tenure of our Named Executive Officers (“NEOs”) with the Company has made them especially knowledgeable about our business and our industry, and therefore, particularly valuable to the Company and our stockholders.

The Compensation Committee reviews our executive compensation practices annually. The Company recently:

  Approved and updated a long-term succession plan that included a new employment agreement with the CEO extending through 2016.

  Eliminated the tax gross-up on perquisites for NEOs.

  Modified change in control provisions for all executive employment agreements as follows:
  Eliminated the CEO modified single-trigger upon a change in control.

  Eliminated the single-trigger cash payment upon a change in control.

  Eliminated excise tax gross-up payments related to a change in control.

  Modified our executive employment agreements to provide that cash severance related to termination after a change in control will not exceed 2.99 times the executive’s base salary plus target or most recent bonus.
  Adopted a recoupment and adjustment of awards policy (“clawback”) covering cash and equity incentives paid to executives.

  Established specific stock ownership guidelines.

  Formalized the process used to evaluate risks associated with our compensation programs.

Our executive compensation approach and philosophy has been consistent for many years. We believe our executive compensation philosophy and objectives are working well and are in alignment with the interests of our stockholders. At the 2012 Annual Meeting, our stockholders expressed approval of the compensation of our NEOs, with more than 97% voting in favor of our say-on-pay proposal. As a result, the Compensation Committee continued our approach and philosophy in determining executive compensation.

Compensation Philosophy and Objectives

We believe in strongly aligning executive compensation with stockholder interests. Our compensation programs are designed to work in alignment with the interests of our stockholders and are instrumental to implementing our business strategy. Retention is an important objective of our programs, as we believe that the Company’s positive growth is directly related to the consistent efforts of our executive leadership team. Our executive compensation program is designed to:

  Attract, motivate, and retain a strong leadership team to create and sustain our business success in the challenging off-price apparel and home goods market.

  Reinforce our high-performance culture and values through programs focused on clarity and accountability that are also levered to deliver above-market compensation opportunities for superior performance and results.

  Create alignment of interests between the executive leadership team and stockholders, with a focus on longer-term stockholder value creation.

  Differentiate executive pay to recognize critical skills, contributions, and the current and future potential impact on the organization’s success.

We achieve these objectives through the following three primary components of our compensation programs:

  Base Salary: A fixed cash compensation amount that is competitive within the markets in which we compete for executive talent. Base salaries generally account for 25% or less of the NEO total compensation.

  Annual Cash Incentive: A short-term cash incentive compensation plan with payout levels based on degree of achievement of a pre-established performance goal. The “Incentive Compensation Plan” is designed to focus the entire executive team on a shared annual Company performance goal.

  Long-Term Equity Incentives: The greatest emphasis among the three components is placed on long-term incentives in order to align our management team with achievement of increasing long-term stockholder value. Equity-based compensation takes two forms – performance share awards and restricted stock awards, which are subject to performance-based and/or service-based vesting requirements.

We do not provide pensions or supplemental retirement plans, and in fiscal 2012 our NEOs did not receive any Company matching contributions under our deferred compensation plan.

Oversight of the Executive Compensation Program

The Compensation Committee

The Compensation Committee (the “Committee”) serves to carry out the responsibilities of the Board relating to compensation of our executive officers, including the compensation of our CEO. The Committee is comprised of two independent directors, George P. Orban and K. Gunnar Bjorklund. Mr. Orban serves as Chairman of the Committee. Both Committee members meet the independence requirements of Securities and Exchange Commission rules relating to the grant of equity compensation, Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable corporate governance requirements of the NASDAQ listing rules. The Committee operates under a Charter which the Committee reviews periodically and is approved by the full Board of Directors.

Consultants and Advisors

The Committee has the sole authority under its Charter to retain and terminate consultants or advisors to assist the Committee. For fiscal 2012, the Committee retained an independent compensation consulting firm, Exequity, LLP (the “Consultant”) to assist the Committee in its review of executive and CEO compensation structure and strategy. The Consultant attended select meetings at the invitation of the Committee and assisted the Committee with analyzing competitive peer company market data and relevant information relating to the Company’s compensation programs, and apprised the Committee of market trends and technical developments. In addition, members of our management team keep abreast of developments in compensation and benefits matters and participate in the gathering and presentation of data related to these matters as requested by the Committee.

Role of Management and CEO in the Compensation Process

Our CEO provides compensation recommendations regarding each NEO, other than for his own compensation, to the Committee each year. The Committee reviews each element of compensation which presents the NEO’s past and projected income and potential compensation upon termination events and a change in control.

The CEO is not involved in the process for setting his own compensation. The Committee establishes the CEO’s compensation based on a thorough review of the CEO’s performance that includes: (i) an objective assessment against agreed upon metrics set by the Committee; (ii) tally sheets showing past compensation and projected future compensation; and (iii) a self-evaluation by the CEO that the Committee discusses with the independent directors and that is based on the annual statement of CEO objectives prepared at the beginning of the fiscal year. The CEO’s total direct compensation package is reviewed annually by the Compensation Committee, which then presents its recommendation to the other independent directors for review and comment. The Committee then makes the final determinations on compensation for the CEO.

Comparative Framework

Peer group data is one of a number of factors considered in determining compensation levels and packages for our NEOs. However, true analogs to Ross are difficult to find in the traditional retail apparel sector. Although the Committee considers the compensation practices of peer companies, it does not make any determinations or changes in compensation in reaction to the market data alone, and does not target compensation to a specific point or range within any peer group. In addition to reviewing compensation practices, the Committee also evaluates the financial and operating performance of the peer group over one, three, five and ten-year timeframes to gauge the Company’s comparative performance with a clear focus on the long-term.

The Committee annually reviews the companies included in the peer group and may change peer group composition as deemed appropriate. These companies consisted of:

Ann Inc.	Ascena Retail Group,	Bed Bath & Beyond, Inc.	Big Lots, Inc.
Inc.
Charming Shoppes Inc	Chico’s FAS, Inc.	The Children’s Place	Collective Brands, Inc.
Retail Stores, Inc.
Dillard’s, Inc.	Dollar Tree, Inc.	Family Dollar Stores, Inc.	Foot Locker, Inc.
The Gap, Inc.	The Jones Group, Inc.	Kohl’s Corporation	Limited Brands, Inc.
Liz Claiborne, Inc.	Nordstrom, Inc.	Office Depot, Inc.	PetSmart, Inc.
Staples, Inc.	Stein Mart, Inc.	The Talbots, Inc.	The TJX Companies, Inc.
Williams-Sonoma, Inc.

Peer companies chosen can vary for each of the executive positions. The Committee and management also considered compensation survey data from the Hay Group 2012 Retail Executive and Management Total Remuneration Report.

Setting Performance Metrics for Incentive Compensation

The Committee annually reviews and establishes the performance metrics used for the Incentive Compensation Plan and for the performance share award component of our long-term incentive program, both of which are described in more detail below. For fiscal 2012, the Committee again established adjusted pre-tax earnings as the performance metric for both the Incentive Compensation Plan and performance share awards. The Committee selected adjusted pre-tax earnings because the Committee believes it is the key driver of stockholder value in the Company’s business. Additionally the Committee believes adjusted pre-tax earnings:

(i) is simple and objectively measured; (ii) emphasizes controlling cost and increasing profit; and (iii) aligns the interests of the executives with stockholders. The Committee chose to establish the same performance metrics for both short-term and long-term incentive compensation because it believes that adjusted pre-tax earnings is the most significant measure of Company performance and the management team performs better when it is focused on reinforced, well understood metrics rather than dividing its efforts among a number of metrics.

“Adjusted pre-tax earnings” is defined as the earnings before taxes as reported in the Company’s consolidated statement of earnings for the fiscal year coinciding with the performance period, adjusted to exclude the reduction in earnings resulting from the accrual of compensation expense for annual incentive awards and performance share awards granted with respect to the performance period. The adjusted pre-tax earnings target is determined annually and in a manner consistent with the Company’s five-year planning process, its annual budget process and its long-term earnings per share growth objective. For fiscal 2012, the adjusted pre-tax earnings target was an amount that would generate earnings per share growth in line with these short- and long-term objectives.

Components of the Executive Compensation Program

Base Salary

NEO base salaries are reviewed on an annual basis, and at the time of a promotion, contract renewal, or other change in responsibilities. Base salary for executives is based on: (i) experience and expertise of the individual; (ii) expected future contributions to the Company; (iii) criticality to the Company; (iv) individual performance; (v) cost of replacing the executive; (vi) competitive pay practices; (vii) the competitiveness of the market for the executive’s service; and (viii) the executive’s starting salary and salary history.

In March 2012, at the time that the Company conducted its annual salary review cycle for all executive officers, the Committee approved the following salary increases: Mr. Balmuth, 2.5%; Ms. Rentler, 2.5%; Mr. O’Sullivan, 2.5%; and Mr. Fassio, 2.4%. In February 2012, Mr. Call was promoted to Group Senior Vice President and received a salary increase of 13.5%.

Annual Cash Incentives

The “Incentive Compensation Plan” is an annual cash incentive program designed to align a significant portion of the NEO’s compensation with the Company’s annual performance objectives by encouraging NEOs to focus on the established adjusted pre-tax earnings goals and share the financial benefits of meeting and exceeding those goals. The same goals and incentive program serve to align the entire senior leadership team.

The terms of the annual cash incentive program are established by the Committee in the first quarter of the fiscal year. A payout is made after the Company’s financial results for the fiscal year are announced and the Committee verifies actual performance against the annual performance goals.

The Incentive Compensation Plan target award amounts vary among the executives based on (i) annual cash incentive compensation target levels for similar positions at peer companies and (ii) each executive’s scope of responsibilities, performance and criticality to the Company.

In fiscal 2012, the Committee reviewed the design of the incentive program, including the payout ratio as a percentage of operating income, at the threshold, target, and maximum achievement levels, and the incremental payout ratio above the target level of achievement.

For fiscal 2012, the amount payable to the NEOs was determined by the level of actual adjusted pre-tax earnings achieved relative to the target established and approved by the Committee at its meeting on March 14, 2012. The amount payable to the NEO is 100% formula driven, based on the Company’s results against target and the Committee does not make individual adjustments based on subjective factors. When actual results exceed or fall below the target, the actual payout is proportionally increased or decreased from the target award. The adjusted pre-tax earnings target and incentive award payout formula was:

FY 2012 Adjusted	Percent of Earnings Target	Percent of Target Bonus Paid
Pre-Tax Earnings
	<85%	0%
$ 1,039,056,356	85%	50%
$ 1,222,419,243	100%	100%
$ 1,466,903,091	120%	200%

The payout line is linear between threshold and target and target and maximum. In fiscal 2012, the Company achieved a level of adjusted pre-tax earnings above the target, resulting in the payout of 172.8% of the target award (see Grants of Plan-Based Awards Table on page 43).

Long-Term Equity Incentives

The objectives of the long-term equity incentive program are to (1) align the financial interests of our NEOs with the interests of our stockholders by providing incentives that focus NEO attention on the successful longer-term strategic management of the business and (2) attract, motivate and retain a high-performing group of NEOs.

NEOs are granted long-term equity incentives in the form of restricted stock awards and performance share awards. The two forms of equity awards encourage and reward NEO performance in different ways. Restricted stock awards are affected by all stock price changes, so the value to the NEO is changed by both decreases and increases in share price. In addition, performance share awards are only earned if pre-determined levels of financial performance are achieved. Both restricted stock and performance share awards have a service-based vesting requirement to promote retention.

The determination of the value of the restricted stock awards granted to our NEOs is based on the individual’s prior and outstanding awards, the vesting of such awards, and a subjective analysis of each individual’s scope of responsibilities, individual performance, criticality to the Company, expected future contributions to the Company, and cost of replacing the executive.

The retentive value of the restricted stock awards is implemented through the vesting schedule established by the Company for each NEO. In fiscal 2012, restricted stock awards granted to NEOs generally provided for cliff vesting at the end of five years. The CEO restricted stock unit award vests incrementally over a four-year period and is deferred for release until June 1, 2016.

An important objective for the Company is to minimize the total amount of voting power dilution from its equity plans. We define voting power dilution as the sum of the shares available for future grant under the Company’s equity incentive plan plus all outstanding and unexercised stock option shares plus all unvested restricted and performance shares (the “potentially dilutive equity incentive plan shares”) divided by the sum of the shares of the Company’s common stock outstanding plus the potentially dilutive equity incentive plan shares.

CEO Equity Awards

The Committee believes that the CEO’s off-price retail skills, familiarity with the Company, and leadership expertise are critical to the continued success of the Company. In addition, the Committee’s strong belief is that continuity of leadership at the CEO level has been a key driver of the Company’s successful long-term performance. Therefore, the Committee pays significant attention to long-term equity incentives in structuring compensation packages for our CEO, with performance and retention over the longer term being the biggest considerations.

Equity grants to our CEO, consisting of restricted stock awards and performance share awards, have generally been made pursuant to a three-year vesting schedule. The Committee believes the vesting schedule of the equity awards enhances the retentive value of the awards and strengthens the CEO’s focus on maximizing the longer-term financial performance and market value of the Company.

For fiscal 2012, the CEO equity grant consisted of a combination of performance share awards and restricted stock units. The restricted stock units were granted in August 2012 in conjunction with his contract. The performance share award was granted in March 2012 and has a performance period of one year with a performance goal based on an annual adjusted pre-tax earnings target (the same performance period and performance goal as other NEOs receiving performance share awards). The performance shares earned will vest on May 30, 2014, and such shares will be deferred for release until March 23, 2015. The restricted stock units will vest 25% on May 31, 2014; 25% on May 31, 2015, and 50% on May 31, 2016 and such shares will be deferred for release until June 1, 2016.

NEO (other than the CEO) Equity Awards

Each NEO received a restricted stock award in fiscal 2012. The value of the restricted stock awards made to our NEOs is based on the individual’s prior and outstanding awards, the vesting of such awards, as well as a subjective analysis of each individual’s scope of responsibilities, individual performance, criticality to the Company, expected future contributions to the Company, and cost of replacing the executive.

In addition, each NEO was granted a performance share award in fiscal 2012. Performance share awards are rights to receive shares of Ross common stock on a specified date if the Company attains a predetermined performance goal. Shares issued upon attaining the performance goal are subject to a separate, time-based vesting schedule conditioned on continual service by the recipient (performance shares granted in fiscal 2012 vest over a three-year period beginning on the date of grant as follows: 30% on March 18, 2013; 30% on March 18, 2014; and 40% on March 18, 2015). The size of the performance share award varied by executive position and was based on a target dollar value of the award divided by the stock price on the date of grant. As noted above, adjusted pre-tax earnings was chosen by the Committee as the performance measurement for the performance share awards. The actual number of performance shares earned for fiscal 2012 was determined based on Company performance measured over a one-year period against the predetermined performance goals as follows:

		Percent of Target Performance
FY 2012 Adjusted	Percent of	Shares Issued as Common
Pre-Tax Earnings	Earnings Target Achieved	Shares
	<90%	0%
$ 1,100,177,318	90%	66.7%
$ 1,222,419,243	100%	100%
$ 1,466,903,091	120%	200%

The payout line is linear between threshold and target and target and maximum. In fiscal 2012, the Company attained a level of achievement relative to the target which resulted in the payout of 159.8% of the target award, issued in shares or units on March 18, 2013 and thereafter subject to the vesting schedule from the date of grant. The table below provides the threshold, target, and maximum performance amounts and the number of shares actually earned:

						FY 2012
	Value of					Value of
	Target					Performance
	Performance				FY 2012	Shares
	Share				Performance	Issued as
	Award at	Threshold	Target	Maximum	Shares	Common
	Grant	Number of	Number of	Number of	Issued as	Stock/Units
	(March 14,	Performance	Performance	Performance	Common	(March 18,
NEO	2012)	Shares	Shares	Shares	Stock/Units	2013)
Balmuth	$3,000,000	35,373	53,032	106,064	84,719	$4,747,653
Call	$200,000	2,359	3,536	7,072	5,649	$316,570
Rentler	$600,000	7,075	10,607	21,214	16,945	$949,598
O’Sullivan	$600,000	7,075	10,607	21,214	16,945	$949,598
Fassio	$600,000	7,075	10,607	21,214	16,945	$949,598

Grant Date Policy

We issue equity awards in the form of performance share awards and restricted stock on the executive officer’s or associate’s hire date, promotion date, contract renewal date or as part of the Company’s annual performance review process conducted in March of each year. We review the performance and compensation for the majority of our executive officers and associates annually at that time. The Company approves all executive officer grants for issuance on or after the approval date. We do not time grant dates based on any favorable or unfavorable non-public information anticipated to be disclosed at a later date. Our Board and Committee also have delegated authority to the CEO to grant equity awards to newly hired employees and/or employees who receive promotions outside of the normal annual focal review process for associates who are below the executive officer level.

Defined Contribution and Deferred Compensation Plans

Executive officers are eligible to participate in the Company’s 401(k) Plan. The Company provides a matching contribution of up to 4% of base salary (up to IRS limits) to contributing associates with more than six months of service. Participants have the ability to choose from a variety of investment options under the 401(k) Plan.

In addition, under the terms of the Company’s Non-Qualified Deferred Compensation Plan (the “NQDC Plan”), all executive officers are eligible to defer up to 100% of their base salary and up to 100% of their annual incentive bonus earned during the year. The executive can then choose from a variety of investment options under the NQDC Plan. Individual contributions and associated earnings may be deferred, without any distributions, for a maximum period of up to twelve months after the executive officer’s termination from the Company, at which time the aggregate balance in the executive’s NQDC Plan account pays out either in a lump sum or in annual installments over a period up to a maximum of ten years.

Executive officers are eligible for a Company match for their NQDC Plan contributions to the extent that the executive officers did not receive the full Company match to which employees are eligible under the Company’s 401(k) Plan. In fiscal 2012, none of the NEOs received such a match (see table regarding NEO participation in the NQDC Plan for 2012 on page 47).

Employment Agreements

All NEOs have entered into employment agreements with the Company (see discussion of NEO contract terms and severance benefits on page 42 and pages 51 through 53).

We believe these employment agreements benefit both the NEOs and the Company as they allow our executives to focus on their responsibilities and objectives without concern for their employment security in the event of a termination or change in control. All employment agreements, both for the CEO and for all other executive officers, provide for severance benefits in certain situations.

We also believe that these employment agreements are an effective retention tool for executives while providing protection for the Company. The agreements reaffirm protection of our confidential information and trade secrets, as well as post-termination restrictions on recruiting our current associates. These agreements also include limitations on the executive accepting post-termination employment with certain competitors (see further discussion under “Potential Payments upon Termination or Change in Control”, on pages 48 through 53).

The Committee has modified executive employment agreements for each NEO to: (i) eliminate the single-trigger cash payment upon a change in control and (ii) eliminate excise tax gross-up payments related to a change in control. These provisions have been incorporated into all NEO contracts and renewals executed by the Company.

Tax and Accounting-Related Matters

We maintain a mix of executive compensation programs, some of which are performance-based and others of which are time-based to create a strong retention tool for key executives. The Compensation Committee has reviewed the deductibility of the Company's executive compensation structure in light of the current tax law. We believe that compensation resulting from previously granted stock options will be fully deductible when an option is exercised. We also believe that payments under the Incentive Compensation Plan and performance-based equity awards will be fully deductible. Salary, sign-on bonuses, guaranteed bonuses and certain other cash compensation costs related to the Company's NEOs may not be fully deductible pursuant to Section 162(m) of the Internal Revenue Code (“Section 162(m)”) to the extent that, when added to other non-exempt compensation for that particular executive, the total exceeds $1 million. Time-based restricted stock awards also do not qualify as performance-based compensation and, therefore, may not be fully deductible to the extent the share value upon vesting, when added to other non-exempt compensation for a particular executive, exceeds the $1 million limit in any tax year.

Additional Executive Compensation Policies

Director and Officer Stock Ownership Guidelines. We maintain director and officer stock ownership guidelines, to further encourage the investment of our directors and Section 16 executive officers in the success of the Company and to promote a long-term perspective in managing the Company.

Our formal stock ownership requirements for directors and executive officers are as follows:

Minimum Ownership Requirements
Position	(Dollar Value of Shares)
Directors	3 x Authorized Base Annual Cash Retainer Compensation
Chief Executive Officer	4 x Base Salary
President and Group EVP	3 x Base Salary
EVP	2 x Base Salary
GSVP and SVP	1 x Base Salary

Directors and executive officers have five years to initially meet the stock ownership requirements. All shares owned outright, shares owned jointly or separately by a spouse or dependents, shares held in a trust for the economic benefit of the executive or their family, unvested restricted stock and vested stock options are taken into consideration in determining compliance with these ownership guidelines. The value of stock options for this purpose is the excess of the market price of the underlying stock over the exercise price.

It is expected that individuals who have not yet achieved the stock ownership level provided by these guidelines will make steady progress towards meeting such level. The Nominating and Corporate Governance Committee is responsible for interpreting and administering these stock ownership guidelines. These stock ownership guidelines are subject to modification from time-to-time.

As of February 2, 2013, all five NEOs, and all seven non-employee Board members, met the stock ownership goals applicable to them.

Recoupment and Adjustments to Awards. Subject to the discretion and approval of the Board, the Company may require reimbursement and/or cancellation of any bonus or other incentive compensation, including stock-based compensation, awarded to a senior executive of the Company, where all of the following factors are present: (a) the award was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement; (b) the Board determines that the executive engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement; and (c) a lower award would have been made to the executive based upon the restated financial results. In each such instance, the Company may seek to recover the individual executive’s entire annual bonus or any gain received from the award within the relevant period, plus a reasonable rate of interest.

Rule 10b5-1 Trading Plans. We allow for the use of Rule 10b5-1 trading plans by our executives, which provide for pre-established plans for selling shares of Company common stock. At the present time, our CEO has a Rule 10b5-1 trading plan in place.

Procedures and Guidelines Governing Securities Trades. The Company maintains a trading policy for all of its directors, officers and other designated employees. Among its other provisions, this policy prohibits hedging and pledging of shares, as well as trades by this defined group of individuals in any publicly traded options or other “derivative securities,” including puts, calls, straddles or other combinations, regarding Company securities, short sales or sales "against the box" of Company securities, or the ownership, acquisition or sale of Company securities in or through a margin account.

COMPENSATION COMMITTEE REPORT

We, the Compensation Committee of the Board of Directors of Ross Stores, Inc. have reviewed and discussed the above Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
COMPANY'S BOARD OF DIRECTORS

George P. Orban, Chairman
K. Gunnar Bjorklund

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation earned for the 2012, 2011 and 2010 fiscal years by our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, collectively referred to as the Named Executive Officers (“NEOs”).

Summary Compensation Table (Fiscal 2012)
						Non-Equity
						Incentive
						Plan	All Other
						Compen-	Compen-
				Stock	Option	sation	sation
Name & Principal Position	Year	Salary	Bonus (1)	Awards (2)	Awards (3)	(4)	(5)	Total
Michael Balmuth Vice Chairman & Chief Executive Officer	2012	$1,238,024	$-	$7,000,078	$-	$2,145,785	$593,121	$10,977,008
	2011	$1,203,114	$-	$8,500,014	$-	$2,224,032	$551,079	$12,478,239
	2010	$1,147,427	$-	$7,800,026	$-	$2,320,478	$401,803	$11,669,734
John G. Call Group Senior Vice President & Chief Financial Officer	2012	$601,363	$-	$600,071	$-	$626,604	$94,243	$1,922,281
	2011	$529,863	$-	$400,102	$-	$538,517	$72,190	$1,540,672
	2010	$508,838	$-	$275,088	$-	$561,784	$72,436	$1,418,146
Barbara Rentler President & Chief Merchandising Officer	2012	$1,017,163	$-	$2,100,048	$-	$1,498,599	$299,172	$4,914,982
	2011	$992,552	$-	$1,800,044	$-	$1,559,785	$274,742	$4,627,123
	2010	$942,133	$-	$600,035	$-	$1,601,626	$260,705	$3,404,499
Michael O'Sullivan President & Chief Operating Officer	2012	$892,575	$-	$1,800,057	$-	$1,315,053	$256,374	$4,264,059
	2011	$863,584	$-	$1,600,062	$-	$1,356,408	$225,380	$4,045,434
	2010	$834,586	$-	$600,035	$-	$1,418,796	$159,964	$3,013,381
James S. Fassio President & Chief Development Officer	2012	$838,448	$-	$1,600,082	$-	$1,235,184	$240,172	$3,913,886
	2011	$830,668	$-	$1,400,081	$-	$1,306,807	$222,259	$3,759,815
	2010	$761,198	$-	$600,035	$-	$1,294,037	$216,987	$2,872,257
____________________

(1)	There were no bonus award payments outside the Incentive Compensation Plan in fiscal 2012.
(2)	Stock award values reflect the grant date fair value of awards computed in accordance with stock-based accounting rules for 2010, 2011, and 2012. Values for awards subject to performance conditions ("performance share awards") are computed based on the probable outcome of the performance condition as of the grant date of the award. For performance share awards granted in fiscal 2012, the maximum possible payout for each NEO was 200% of the target value, as follows:
	a.	Mr. Balmuth: $6,000,040.
	b.	Mr. Call: $400,063.
	c.	Ms. Rentler: $1,200,076.
	d.	Mr. O’Sullivan: $1,200,076.
	e.	Mr. Fassio: $1,200,076.
(3)	For fiscal 2012 there were no options granted to the NEOs.
(4)	Non-Equity Incentive Plan Compensation reflects cash incentive awards earned and accrued under the Incentive Compensation Plan.
(5)	All Other Compensation is described in the table that follows.

All Other Compensation (Fiscal 2012)
	Perquisites &
	Other	Tax	Dividends/
	Personal	Reimbursements	Earnings on	Total All Other
Name & Principal Position	Benefits (1)	(2)	Stock Awards (3)	Compensation
Michael Balmuth
Vice Chairman &
Chief Executive Officer	$177,941	$-	$415,180	$593,121
John G. Call
Group Senior Vice President &
Chief Financial Officer	$65,587	$-	$28,656	$94,243
Barbara Rentler
President &
Chief Merchandising Officer	$75,593	$-	$223,579	$299,172
Michael O'Sullivan
President &
Chief Operating Officer	$54,084	$-	$202,290	$256,374
James S. Fassio
President &
Chief Development Officer	$97,791	$-	$142,381	$240,172
____________________

(1)	A detailed listing of perquisites provided to each NEO during fiscal 2012 is contained in the table that follows.
(2)	Tax reimbursements represent amounts paid to the NEOs to compensate them for the income tax cost associated with certain perquisites provided to them during fiscal 2012 that are taxable to the NEO.
(3)	Amounts paid represent dividend or dividend equivalent payments on unvested shares of restricted stock or units held by each NEO that are reportable as W-2 income to the individuals.

The following table details perquisites provided to each NEO in fiscal 2012.

Perquisites (Fiscal 2012)
	Estate Tax/
	Financial	Car Service	Executive	Association	Umbrella
	Planning	or Commute	Health	and Dues	Liability	Home	Total
Name & Principal Position	Services	Benefits	Benefits	Expenses	Insurance	Security	Perquisites
Michael Balmuth
Vice Chairman &
Chief Executive Officer	$20,000	$24,020	$39,594	$-	$3,125	$91,202	$177,941
John G. Call
Group Senior Vice President &
Chief Financial Officer	$12,000	$-	$52,737	$-	$850	$-	$65,587
Barbara Rentler
President &
Chief Merchandising Officer	$16,134	$12,109	$46,275	$-	$1,075	$-	$75,593
Michael O'Sullivan
President &
Chief Operating Officer	$2,417	$1,350	$49,242	$-	$1,075	$-	$54,084
James S. Fassio
President &
Chief Development Officer	$18,000	$18,758	$49,008	$10,950	$1,075	$-	$97,791

Perquisites provided to these NEOs are valued at the actual incremental cost of each item to the Company. In general, executive officers including the CEO are provided with executive medical plan benefits, association and dues expenses, and an umbrella personal liability insurance policy. In addition, certain NEOs receive transportation services to and from our offices. In fiscal 2012, the Company also paid for home security for our CEO to promote his safety and following a risk assessment report obtained by the Company from a third party consultant.

We believe that good financial planning by experts reduces the amount of time and attention that senior management must spend on that topic and maximizes the net financial reward to the executive of the compensation received from us. The use by certain NEOs of transportation services to and from our offices enhances their contributions to the business by saving them time that is not spent in traffic or parking, while also allowing them to work while in transit. The executive medical plan is part of our overall executive health benefit package for all associates at the level of vice president and above.

We also lease a number of hours each year through a time-share arrangement for private aviation transportation for executive officers that is used for business purposes to facilitate timely travel to store locations, distribution centers, buying offices and other corporate facilities. Occasionally, family members of executives may join executives on these Company-provided private aviation flights made for business purposes if there is a seat that would otherwise go unfilled. Because this benefit has no incremental cost to the Company, it is not reflected in the table. In addition, our executive officers are provided with first class business travel on commercial airlines to make their in-transit travel time more conducive to work-related activities. Our CEO resides in New York and works primarily in our New York Buying Office. Corporate housing and a Company-leased automobile are made available for use by our CEO near our Pleasanton, California corporate headquarters in light of his frequent travel between the New York Buying Office and corporate headquarters. This housing and automobile are used by him exclusively for business purposes, to facilitate his effectiveness in conducting work while in California.

In addition, after seven years of service (ten years for Group Senior Vice President level), and every five years thereafter, executive officers including our NEOs are entitled to two additional weeks of paid extended time off in addition to their regularly accrued vacation benefits. These two weeks can be combined with two weeks of regular paid vacation to facilitate a four-week period of extended time off.

DISCUSSION OF SUMMARY COMPENSATION TABLE

Base salary paid to each NEO is initially determined by negotiation at the time of hiring and reflected in the terms of each executive’s employment agreement with the Company, and reviewed for merit adjustments as part of the annual focal review process for all executives. Below is a summary of the terms of the employment agreement for each of our current NEOs regarding compensation. For a discussion of the terms of their employment agreements regarding termination of employment and change in control, please see “Potential Payments Upon Termination or Change in Control” on pages 48 through 53.

Employment Agreements.

Michael Balmuth. The Company’s current employment agreement with Mr. Balmuth, Vice Chairman of the Board and Chief Executive Officer, extends through May 31, 2016. The current agreement provides that Mr. Balmuth will receive an annual salary of at least $1,209,000 through May 31, 2014, at which time Mr. Balmuth will cease to hold the office of Chief Executive Officer but will continue to serve as an executive officer of the Company and Chairman of the Board, with the title Executive Chairman of the Board, from June 1, 2014 through May 31, 2016. During that time, Mr. Balmuth will receive a salary of at least $1,000,000. Mr. Balmuth’s salary is subject to annual increases as part of the Company’s annual review process.

John G. Call. The Company’s current employment agreement with Mr. Call, Group Senior Vice President and Chief Financial Officer, extends through March 31, 2016. The current agreement provides that Mr. Call will receive an annual salary of at least $600,000, subject to annual increases as part of the Company’s annual review process.

Barbara Rentler. The Company’s current employment agreement with Ms. Rentler, President and Chief Merchandising Officer, extends through March 31, 2015. The current agreement provides that Ms. Rentler will receive an annual salary of at least $971,500, subject to annual increases as part of the Company’s annual review process.

Michael O’Sullivan. The Company’s current employment agreement with Mr. O’Sullivan, President and Chief Operating Officer, extends through March 31, 2015. The current agreement provides that Mr. O’Sullivan will receive an annual salary of at least $862,500, subject to annual increases as part of the Company’s annual review process.

James S. Fassio. The Company’s current employment agreement with Mr. Fassio, President and Chief Development Officer, extends through March 31, 2015. The current agreement provides that Mr. Fassio will receive an annual salary of at least $792,000, subject to annual increases as part of the Company’s annual review process.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR

The following table provides information with respect to the potential payout to our NEOs under non-equity incentive plan awards, equity incentive plan awards, and other equity compensation awards. For fiscal 2012, the Compensation Committee established goals under the Incentive Compensation Plan that provided the opportunity for the NEOs to receive cash incentive bonuses ranging from 60% to 100% of base salary at target, depending on their position and based on the degree of achievement of the target for adjusted pre-tax earnings. Under the Incentive Compensation Plan, if adjusted pre-tax earnings exceed the target, a maximum of up to two times each officer’s target award may be paid based on the actual results achieved relative to the target. If adjusted pre-tax earnings are below the pre-established target but above the minimum threshold required, then the cash incentive bonuses are less than the targeted range of 60% to 100% of base salary. No payment occurs under the Plan if adjusted pre-tax earnings fall below the minimum threshold.

This table also provides information concerning grants of performance share awards and restricted stock awards or units made under the Company’s 2008 Equity Incentive Plan during fiscal 2012. The restricted stock awards and performance share awards issued to the NEOs on March 14, 2012, were made as part of the annual focal review process, with the exception of Mr. Balmuth, who received his restricted stock units on August 15, 2012 in conjunction with his contract renewal.

Grants of Plan-Based Awards (Fiscal 2012)
								All Other
		Estimated Potential Payouts Under			Estimated Future Payouts			Stock
		Non-Equity Incentive Plan Awards			Under Equity Incentive Plan			Awards:	All Other
		(1)			Awards (2)			Number	Option	Exercise
								of	Awards:	or Base	Grant Date
								Shares	Number of	Price of	Fair Value of
								of Stock	Securities	Option	Stock and
Name & Principal		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Underlying	Awards	Option
Position	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#) (3)	Options	($/Sh)	Awards ($) (4)
Michael Balmuth	3/14/2012	$620,887	$1,241,774	$2,483,548
Vice Chairman & Chief	3/14/2012				35,373	53,032	106,064				$3,000,020
Executive Officer	8/15/2012							58,395	0	n/a	$4,000,058
John G. Call	3/14/2012	$181,309	$362,618	$725,236
Group Senior Vice	3/14/2012				2,359	3,536	7,072				$200,032
President & Chief Financial Officer	3/14/2012							7,795	0	n/a	$400,039
Barbara Rentler	3/14/2012	$433,623	$867,245	$1,734,490
President & Chief	3/14/2012				7,075	10,607	21,214				$600,038
Merchandising Officer	3/14/2012							26,516	0	n/a	$1,500,010
Michael O'Sullivan	3/14/2012	$380,513	$761,026	$1,522,052
President &	3/14/2012				7,075	10,607	21,214				$600,038
Chief Operating Officer	3/14/2012							21,213	0	n/a	$1,200,019
James S. Fassio	3/14/2012	$357,403	$714,806	$1,429,612
President & Chief	3/14/2012				7,075	10,607	21,214				$600,038
Development Officer	3/14/2012							17,678	0	n/a	$1,000,044
____________________

(1)

Represents the potential payout under the Company’s Incentive Compensation Plan for each NEO at threshold, target and maximum attainment relative to the target for adjusted pre-tax earnings based on the formula established by the Compensation Committee on March 14, 2012. For fiscal 2012, the Company achieved a level of pre-tax earnings which resulted in a payout above the target award.

(2)

Represents performance share awards granted on March 14, 2012. Performance share awards are rights to receive shares of stock on a specified settlement date based on the degree to which the Company attains a predetermined performance goal (which, for 2012, was achievement of a targeted level of adjust pre-tax earnings). The shares issued upon attaining the performance goal are thereafter subject to a separate vesting schedule based on continued service of the NEO as follows: for NEOs other than Mr. Balmuth - 30% on March 18, 2013; 30% on March 18, 2014 and 40% on March 18, 2015; for Mr. Balmuth - 100% vesting on May 30, 2014, with the settlement of shares being deferred to March 23, 2015). In fiscal 2012, the Company achieved a level of adjust pre-tax earnings relative to the target which resulted in the payout of 159.8% of the target award, which was issued in shares or units on March 18, 2013 and subject to the vesting schedule.

(3)	Represents shares of restricted stock or units granted to each NEO during fiscal 2012 with the following vesting terms:
a.

Mr. Balmuth: 58,395 shares of restricted stock units granted on August 15, 2012 that will vest 25% on May 31, 2014, 25% on May 31, 2015 and 50% on May 31, 2016 with the settlement of all shares being deferred to June 1, 2016.

	b.	Mr. Call: 7,795 shares granted on March 14, 2012 that cliff vest in full on March 14, 2017.
	c.	Ms. Rentler: 26,516 shares granted on March 14, 2012 that cliff vest in full on March 14, 2017.
	d.	Mr. O’Sullivan: 21,213 shares granted on March 14, 2012 that cliff vest in full on March 14, 2017.
	e.	Mr. Fassio: 17,678 shares granted on March 14, 2012 that cliff vest in full on March 14, 2017.
(4)

The value for restricted stock awards was determined by multiplying the number of shares granted by the closing price per share of the Company’s common stock as reported on the NASDAQ Stock Market on the grant date. Values for performance share awards are computed based on the probable outcome of the performance condition as of the grant date of the award. The Board of Directors has the ability to change the terms of outstanding equity awards in various respects. See “Employment Agreements” discussion in the Compensation Discussion and Analysis, on page 36.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information with respect to the outstanding vested and unvested stock options, the unvested restricted stock or units and performance share awards held by our NEOs as of February 2, 2013, the last day of the Company’s 2012 fiscal year. Stock options become exercisable only as they vest.

Outstanding Equity Awards at Fiscal Year-End (Fiscal 2012)
	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
		Number of					Market	Unearned	Unearned
		Securities				Number of	Value of	Shares,	Shares,
	Number of	Underlying				Shares or	Shares or	Units, or	Units, or
	Securities	Unexercised				Units of	Units of	Other	Other
	Underlying	Options	Option			Stock that	Stock that	Rights that	Rights that
	Unexercised	(#)	Exercise		Option	Have Not	Have Not	Have Not	Have Not
	Options (#)	Unexercisable	Price	Option Grant	Expiration	Vested	Vested	Vested	Vested
Name & Principal Position	Exercisable (1)	(2)	($)	Date	Date	(#)(3)	($)(4)	(#)(5)	($)(4)
Michael Balmuth	0	0				370,681	$22,029,572	84,719	$5,034,850
Vice Chairman &
Chief Executive Officer
John G. Call	40,000	0	$ 14.71	03/17/2004	03/17/2014	52,271	$3,106,466	5,649	$335,720
Senior Vice President &	40,000	0	$ 14.31	03/17/2005	03/17/2015
Chief Financial Officer	28,000	0	$ 14.83	04/13/2006	04/13/2016
Total:	108,000
Barbara Rentler	0	0				392,359	$23,317,895	16,945	$1,007,041
President &
Chief Merchandising Officer
Michael O'Sullivan	20,000	0	$ 14.71	03/17/2004	03/17/2014	351,174	$20,870,271	16,945	$1,007,041
President &	117,114	0	$ 14.35	02/07/2005	02/07/2015
Chief Operating Officer	38,000	0	$ 13.91	03/16/2006	03/16/2016
Total:	175,114
James S. Fassio	40,000	0	$ 14.71	03/17/2004	03/17/2014	245,162	$14,569,978	16,945	$1,007,041
President &	117,114	0	$ 14.35	02/07/2005	02/07/2015
Chief Development Officer	38,000	0	$ 13.91	03/16/2006	03/16/2016
Total:	195,114
____________________

(1)	Represents outstanding stock options that are fully vested and unexercised as of the end of fiscal 2012.
(2)	There were no outstanding stock options that were unvested and unexercisable as of the end of fiscal 2012.
(3)	Represents shares of restricted stock or units held by each NEO that were unvested as of the end of the fiscal year:
	a.	Mr. Balmuth: Consists of 177,910 shares that vested on March 18, 2013; 134,376 shares that will vest on May 26, 2014; 58,395 shares of restricted stock units that will vest 25% on May 31, 2014, 25% on May 31, 2015 and 50% on May 31, 2016 with the settlement of shares being deferred to June 1, 2016.
	b.	Mr. Call: Consists of 14,068 shares that vested on March 19, 2013; 2,968 shares that vested on March 21, 2013; 10,264 shares that will vest on March 18, 2014; 2,010 shares that will vest on March 19, 2014; 6,488 shares that will vest on March 17, 2015; 8,678 shares that will vest on March 16, 2016; and 7,795 shares that will vest on March 14, 2017.
	c.	Ms. Rentler: Consists of 59,275 shares that vested on March 19, 2013; 17,792 shares that vested on March 21, 2013; 45,840 shares that will vest on March 17, 2014; 58,652 shares that will vest on March 18, 2014; 12,054 shares that will vest on March 19, 2014; 137,522 shares that will vest on March 17, 2015; 34,708 shares that will vest on March 16, 2016; and 26,516 shares that will vest on March 14, 2017.

	d.	Mr. O’Sullivan: Consists of 52,097 shares that vested on March 19, 2013; 17,792 shares that vested on March 21, 2013; 45,840 shares that will vest on March 17, 2014; 58,652 shares that will vest on March 18, 2014; 12,054 shares that will vest on March 19, 2014; 114,602 shares that will vest on March 17, 2015; 28,924 shares that will vest on March 16, 2016; and 21,213 shares that will vest on March 14, 2017.
	e.	Mr. Fassio: Consists of 5,866 shares that vested on March 18, 2013; 30,570 shares that vested on March 19, 2013; 17,792 shares that vested on March 21, 2013; 22,920 shares that will vest on March 17, 2014; 23,460 shares that will vest on March 18, 2014; 12,054 shares that will vest on March 19, 2014; 91,682 shares that will vest on March 17, 2015; 23,140 shares that will vest on March 16, 2016; and 17,678 shares that will vest on March 14, 2017.
(4)	The market value of the unvested shares is calculated by multiplying the number of shares by $59.43 (the closing price per share of the Company’s common stock as reported by the NASDAQ Stock Market for February 1, 2013, the last trading day of the fiscal year).
(5)	Represents performance share awards, for a target number of shares that are issuable, subject to attainment of performance conditions based on adjusted pre-tax earnings. For purposes of this table, it is assumed that the target number of shares will be issued upon attaining the performance goal. For fiscal 2012, the Company achieved a level of adjust pre-tax earnings relative to the target which provided for the settlement equaling 159.8% of the target award, which was issued in shares on March 18, 2013, subject to the following vesting schedule:
	a.	Mr. Balmuth: Consists of 84,719 shares that will vest on May 30, 2014, with the settlement being deferred to March 23, 2015.
	b.	Mr. Call: Consists of 1,695 shares that vested on March 18, 2013; 1,695 shares that will vest on March 18, 2014; and 2,259 shares that will vest on March 18, 2015.
	c.	Ms. Rentler: Consists of 5,084 shares that vested on March 18, 2013; 5,084 shares that will vest on March 18, 2014; and 6,777 shares that will vest on March 18, 2015.
	d.	Mr. O’Sullivan: Consists of 5,084 shares that vested on March 18, 2013; 5,084 shares that will vest on March 18, 2014; and 6,777 shares that will vest on March 18, 2015.
	e.	Mr. Fassio: Consists of 5,084 shares that vested on March 18, 2013; 5,084 shares that will vest on March 18, 2014; and 6,777 shares that will vest on March 18, 2015.

OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to our NEOs concerning the number of shares and the value realized upon the exercise of stock options and upon the vesting of restricted stock or units during the fiscal year ended February 2, 2013:

Option Exercises and Stock Vested (Fiscal 2012)
	Option Awards		Stock Awards
	Number of		Number of Shares or
	Shares Acquired	Value Realized on	Units	Value Realized
Name & Principal	on Exercise	Exercise	Acquired on Vesting	on Vesting
Position	(#)	($) (1)	(#) (2) (3)	($) (4)
Michael Balmuth
Vice Chairman &
Chief Executive Officer	0	$-	631,127	$35,840,678
John G. Call
Group Senior Vice President &
Chief Financial Officer	48,000	$2,334,467	8,424	$489,390
Barbara Rentler
President &
Chief Merchandising Officer	0	$-	84,211	$4,779,180
Michael O'Sullivan
President &
Chief Operating Officer	220,724	$8,573,183	91,583	$5,211,987
James S. Fassio
President &
Chief Development Officer	0	$-	84,176	$4,800,657
____________________

(1)	The value realized from the exercise of stock options is calculated by multiplying the number of exercised shares by the difference between the exercise price and either the sale price (for a same-day-sale transaction), or the closing price per share of the Company's common stock as on the date of exercise reported on the NASDAQ Stock Exchange.
(2)	Represents the number of shares of restricted stock or units or performance units held by each NEO that vested during the fiscal year.
(3)	Mr. Balmuth: Includes 150,673 shares of restricted stock units that vested on February 2, 2013 with the settlement of shares being deferred to January 13, 2014.
(4)	The value realized on vesting represents the number of shares of restricted stock or units that vested during fiscal 2012 multiplied by the closing price per share of the Company's common stock on the applicable vesting date as reported by the NASDAQ Stock Market.

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information about our NEOs’ participation in the Company’s Non-Qualified Deferred Compensation Plan (the “NQDC Plan”) and their contributions, aggregate earnings and any withdrawal activity during the year, and their account balances as of February 2, 2013. The Company made no contributions to the earnings reflected in the table during fiscal 2012.

Non-Qualified Deferred Compensation (Fiscal 2012)
	Account	Executive			Aggregate	Aggregate
	Balance at	Contributions	Registrant	Aggregate	Withdrawals/	Balance at
Name & Principal Position	1/29/12	(1)	Contributions	Earnings	Distributions	2/2/13
Michael Balmuth
Vice Chairman &
Chief Executive Officer	$702,166	$-	$-	$164	$-	$702,330
John G. Call
Group Senior Vice President &
Chief Financial Officer	$1,837,547	$-	$-	$109,531	$-	$1,947,078
Barbara Rentler
President &
Chief Merchandising Officer	$-	$-	$-	$-	$-	$-
Michael O'Sullivan
President &
Chief Operating Officer	$-	$-	$-	$-	$-	$-
James S. Fassio
President &
Chief Development Officer	$5,955,241	$-	$-	$906,836	$-	$6,862,077
____________________

(1)	No NEO made contributions to the Non-Qualified Deferred Compensation Plan in fiscal 2012.

Under the terms of the Company’s NQDC Plan, all executive officers and vice presidents are eligible to defer up to 100% of their base salary and up to 100% of their annual incentive bonus earned during the year, at their election. The executive can choose from a variety of investment options under the NQDC Plan. Individual contributions and associated earnings may be deferred, without any distributions, for a maximum period of up to twelve months after the executive officer’s termination from the Company, at which time the aggregate balance in the executive’s NQDC Plan account pays out either in a lump sum or in annual installments over a period of up to a maximum of ten years, as elected by the executive.

Executive officers are eligible for a Company match for their NQDC Plan contributions to the extent that the executive officer did not receive the full Company match for which employees are eligible under the Company’s 401(k) Plan. In fiscal 2012, none of our NEOs received such a match.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in the “Discussion of Summary Compensation Table,” we have entered into employment agreements with each of our NEOs. The current agreements provide for certain payments and other benefits if an NEO’s employment terminates under circumstances specified in the agreement or if there is a “change in control” of the Company. The following table describes and quantifies estimated potential incremental payments and benefits that would become payable under the NEOs’ employment agreements as they existed in fiscal 2012, if the NEOs’ employment terminated on February 1, 2013, the last business day of our most recently completed fiscal year, or if a change in control occurred on that date. The amounts contained in the table are based on each NEO’s period of service and compensation as of February 1, 2013 and, where applicable, the Company’s closing stock price as reported by the NASDAQ Stock Market on that date. The table presents estimates of incremental amounts that would become payable had a triggering event occurred on February 1, 2013 and does not include amounts that were earned and payable as of that date regardless of the occurrence of a triggering event. The actual amounts to be paid in any instance can only be determined at the time of a triggering event.

Potential Payments upon Termination or Change in Control

						Termination
		Termination				without
		Without	Termination		Change in	Cause or for
		Cause, for	upon Non-	Termination	Control	Good Reason
		Good	Renewal of	for Cause,	Regardless	Following a
		Reason or	Employment	Voluntary	of	Change in
Name & Principal Position	Type of Payment	Disability (1)	Agreement	Resignation	Termination	Control
Michael Balmuth	Cash Severance (2)	$4,967,096	$-	$-	$-	$11,527,366
Vice Chairman &	Equity Acceleration (3)	$26,528,627	$12,106,188	$-	$34,135,760	$-
Chief Executive Officer	Estate/Financial Planning (4)	$400,000	$400,000	$400,000	$-	$400,000
	Health/Welfare Payments (5)	$1,437,513	$1,437,513	$1,437,513	$-	$1,437,513
	Total:	$33,333,236	$13,943,701	$1,837,513	$34,135,760	$13,364,879
John G. Call	Cash Severance (2)	$3,054,600	$-	$-	$-	$2,891,272
Group Senior Vice President	Equity Acceleration (3)	$2,297,803	$2,297,803	$-	$3,316,610	$-
& Chief Financial Officer	Estate/Financial Planning (4)	$-	$-	$-	$-	$37,907
	Health/Welfare Payments (5)	$199,297	$-	$-	$-	$199,297
	Total:	$5,551,700	$2,297,803	$-	$3,316,610	$3,128,476
Barbara Rentler	Cash Severance (2)	$4,069,831	$-	$-	$-	$5,643,723
President &	Equity Acceleration (3)	$16,539,499	$16,539,499	$-	$23,948,269	$-
Chief Merchandising Officer	Estate/Financial Planning (4)	$-	$-	$-	$-	$38,811
	Health/Welfare Payments (5)	$136,033	$-	$-	$-	$136,033
	Total:	$20,745,363	$16,539,499	$-	$23,948,269	$5,818,567
Michael O'Sullivan	Cash Severance (2)	$3,571,366	$-	$-	$-	$4,952,491
President &	Equity Acceleration (3)	$15,120,104	$15,120,104	$-	$21,500,644	$-
Chief Operating Officer	Estate/Financial Planning (4)	$-	$-	$-	$-	$38,811
	Health/Welfare Payments (5)	$136,033	$-	$-	$-	$136,033
	Total:	$18,827,503	$15,120,104	$-	$21,500,644	$5,127,335
James S. Fassio	Cash Severance (2)	$3,354,461	$-	$-	$-	$4,651,704
President &	Equity Acceleration (3)	$10,593,798	$10,593,798	$-	$15,200,351	$-
Chief Development Officer	Estate/Financial Planning (4)	$-	$-	$-	$-	$38,811
	Health/Welfare Payments (5)	$136,033	$-	$-	$-	$136,033
	Total:	$14,084,292	$10,593,798	$-	$15,200,351	$4,826,548
____________________

(1)	In the event an NEO terminates due to death, each executive would only receive a pro-rated bonus and equity acceleration related to performance share awards and common shares earned through performance share awards (with the exception of Mr. Balmuth, whose spouse would be eligible to receive estate/financial planning and health/welfare payments for the remainder of their lives, valued at $1,437,513 based on a life expectancy of 20 years) as follows: Mr. Balmuth, $13,543,701, Mr. Call, $595,607, Ms. Rentler, $2,941,428, Mr. O’Sullivan, $2,941,428, and Mr. Fassio, $2,941,428.

(2)	Cash severance is equal to the sum of the NEO’s salary and annual bonus payable for the period beginning on February 2, 2013, as of the day following the assumed employment termination date and ending on the last day of the current term of employment under each NEO’s respective employment agreement, except that in the case of a termination “Without Cause,” “for Good Reason,” or “Disability” following a change in control the cash severance is 2.99 times the sum of the NEO’s then current annual base salary and target annual bonus (except as to Mr. Balmuth, as described). The annual bonus amount is determined in accordance with the NEO’s employment agreement, as described below. The annual salary rates as of January 31, 2013 upon which the cash severance is determined are: Mr. Balmuth, $1,241,774, Mr. Call, $604,363, Ms. Rentler, $1,020,288, Mr. O’Sullivan, $895,325, and Mr. Fassio, $840,948. The annual bonus rates upon which the cash severance is determined, as provided by their respective employment agreements described below are: Mr. Balmuth, $1,241,774 (100% of salary); Mr. Call, $362,618 (60% of salary); Ms. Rentler, $867,245 (85% of salary); Mr. O’Sullivan, $761,026 (85% of salary), and Mr. Fassio, $714,806 (85% of salary).

(3)	Equity acceleration represents the value of restricted stock and performance share awards held by each NEO on the assumed termination date of February 1, 2013, the vesting of which would be accelerated upon the applicable triggering event to the extent provided by the terms of the NEO’s employment agreement, as described below. The value of each share subject to accelerated restricted stock and performance share award vesting is equal to our stock’s closing market price of $59.43 on the NASDAQ on February 1, 2013. The number of shares remaining unvested under each NEO’s restricted stock awards and performance share awards is set forth in the “Outstanding Equity Awards at Fiscal Year-End” table.

(4)	These amounts represent continued reimbursement by the Company of the NEO’s estate and financial planning expenses for the period provided by the NEO’s employment agreement, as described below. The amounts presented assume each NEO receives the maximum annual benefit provided by the Company, as follows: Mr. Balmuth, $20,000, Mr. Call, $12,000, and $18,000 for each of Ms. Rentler, Mr. O’Sullivan and Mr. Fassio. Mr. Balmuth is entitled to lifetime benefits, assumed to be provided for his life expectancy of 20 years and each of the other NEOs is entitled to the remainder of the agreement term upon a termination of employment following a change in control.

(5)	In accordance with Mr. Balmuth’s employment agreement described below, the amounts included in the table for Mr. Balmuth reflect the lifetime provision at the Company’s expense for Mr. Balmuth of executive medical, dental, vision, behavioral health insurance, health advisory service, life insurance, accidental death and dismemberment insurance, travel insurance, group excess personal liability insurance and certain “matching contributions” (as that term is defined by his employment agreement), to the extent provided to him at the date of the applicable event. This value was calculated based on the current annual cost of those benefits of $71,876 and life expectancy of 20 years for Mr. Balmuth. For the other NEOs, the amounts in the table reflect medical, dental, vision and behavioral health insurance coverage for the greater of two years or the remainder of the agreement term upon termination of employment following a change in control or termination for “Without Cause,” “For Good Reason,” or “Disability.”

Triggering Events

The right to payments and benefits upon termination of employment under the executive employment agreements existing in fiscal 2012, described in the table above, depend upon the circumstances of an NEO’s termination. These circumstances are defined in each NEO’s employment agreement, and include the following:

  Termination without Cause: We will have terminated an NEO without cause if we terminate the NEO’s employment for any reason other than “cause” or the NEO’s disability or death.

  Termination for Cause: “Cause” means the occurrence of any of the following (i) the NEO’s continuous failure to substantially perform the NEO’s duties hereunder (unless such failure is a result of a disability; (ii) the NEO’s theft, dishonesty, breach of fiduciary duty for personal profit or falsification of any documents of the Company; (iii) the NEO’s material failure to abide by the applicable code(s) of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct) of the Company; (iv) knowing or intentional misconduct by the NEO as a result of which the Company is required to prepare an accounting restatement; (v) the NEO’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the NEO’s improper use or disclosure of confidential or proprietary information of the Company); (vi) any intentional misconduct or illegal or grossly negligent conduct by the NEO which is materially injurious to the Company monetarily or otherwise; (vii) any material breach by the NEO of the provisions of Section 9 [Certain Employment Obligations] of this Agreement; or (viii) the NEO’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which materially impairs the NEO’s ability to perform his or her duties with the Company. A termination for cause shall not take effect unless: (1) the NEO is given written notice by the Company of its intention to terminate the NEO for Cause; (2) the notice specifically identifies the particular act or acts or failure or failures to act which are the basis for such termination; (3) where practicable, the notice is given within sixty (60) days of the Company’s learning of such act or acts or failure or failures to act; and (4) only in the case of clause (i), (iii), (v), (vi) or (vii) above, the NEO fails to substantially cure such breach, to the extent such cure is possible, within sixty (60) days after the date that such written notice is given to the NEO.

  Termination for Good Reason: An NEO may resign for “good reason” within sixty days after providing written notice to the Company of any of the following events, if the Company does not cure after such notice: (1) the Company’s failure to comply with any material provision of the NEO’s employment agreement (including but not limited to the reduction of the NEO’s salary or the target annual bonus); (2) a significant diminishment in the nature or scope of the authority, power, function, or duty attached to the NEO’s then-current position without the NEO’s written consent; or (3) a relocation of the NEO’s principal place of employment by more than 25 miles (40 miles in the case of Mr. Balmuth), without the NEO’s written consent.

  Termination Due to Disability: An NEO’s employment will have terminated due to disability if the NEO is absent from his or her duties on a full-time basis for a period of six consecutive months as a result of a physical or mental illness, impairment or condition.

  Termination upon Non-Renewal of Employment Agreement: The NEOs’ existing employment agreements provide for an initial term of four years, subject to one or more extensions for additional consecutive terms. However, an NEO’s employment agreement will expire at the end of its then current term if either the NEO fails to request an extension of the employment agreement term or the Compensation Committee does not approve an extension.

  Voluntary Resignation: An NEO’s employment terminates as a result of voluntary resignation if the NEO resigns for any reason other than “good reason” or disability.

In addition to payments and benefits resulting from the employment termination circumstances described above, the NEOs’ employment agreements provide for certain payments and benefits in connection with a change in control of the Company. Under the NEO employment agreements existing in fiscal 2012, these payments and benefits had either a “single trigger” or a “double trigger” as follows:

  Change in Control without Regard to Termination: As described below, our current NEO employment agreements provide for accelerated vesting of restricted stock and performance share awards on a “single trigger” basis, meaning triggered by the occurrence of a change in control of the Company and not conditioned on the NEO’s subsequent termination of employment. The NEO employment agreements provide that a “change in control” of the Company occurs if: (1) any person or group acquires more than 35% of the total voting power of the Company’s stock; (2) the Company is a party to a merger in which any person or group acquires more than 50% of the total fair market value or total voting power of the Company’s stock; or (3) there is a sale, exchange or transfer of all or substantially all of the Company’s assets.

  Termination without Cause or for Good Reason following Change in Control: In addition to the accelerated vesting of restricted stock on a “single trigger” basis, the NEO employment agreements provide for certain additional payments and benefits on a “double trigger” basis. These additional payments and benefits are provided if, during the period beginning one month prior to and ending twelve months following a change in control, the NEO’s employment is terminated without cause or the NEO resigns for good reason.

Employment Agreement with Mr. Balmuth

Our existing agreement with Mr. Balmuth provides that if his employment is terminated without cause, if he resigns for good reason, or if his employment terminates due to disability, he would be entitled to continued payment of his then current salary for a period of two years from the date of such termination. He would also be entitled to a bonus equal to two times his target bonus for the fiscal year in which the termination occurs. Any unvested stock options would immediately vest. Restricted stock would immediately vest on a prorated basis, based on time employed. Performance shares earned and determined would vest in full. The number of performance shares earned would be based on actual performance against target, capped at 100% of target and pro-rated based on time employed. Repayment/reacquisition rights by the Company as to prior dividends on unvested restricted stock would be waived.

If Mr. Balmuth is terminated for cause or resigns voluntarily other than for good reason, he would be entitled to payment of salary through the termination date and any bonus that was fully earned prior to the termination date. Any unvested restricted stock awards and performance share awards would be forfeited as of his termination date. In event of Mr. Balmuth’s death, Mr. Balmuth’s estate will be entitled to receive salary and benefits through such termination, as well as a prorated bonus for that year, capped at 100% of target. Performance shares earned and determined would vest in full. The number of performance shares earned would be based on actual performance against target, capped at 100% of target and pro-rated based on time employed. Repayment/reacquisition rights by the Company as to prior dividends on unvested restricted stock would be waived.

In addition to the payments and benefits described above, under the terms of his employment agreement, Mr. Balmuth and his spouse will continue to be eligible for certain Company-paid benefits until their respective deaths, regardless of the reason for Mr. Balmuth’s termination of employment. These benefits include executive medical, dental, vision and behavioral health insurance, health advisory services, life insurance, accidental death and dismemberment insurance, travel insurance, group excess personal liability insurance, and certain “matching contributions” (as that term is defined in his agreement). Mr. Balmuth will receive estate planning expense reimbursements until his death, of up to $20,000 annually, or more based on the reimbursement benefit of the then-current CEO.

Under Mr. Balmuth’s current employment agreement, if the Company undergoes a change in control, his restricted stock issued prior to May 1, 2012 and target number of performance shares would immediately vest in full.

If within one year following a change in control of the Company, Mr. Balmuth’s employment is terminated either by the Company without cause or he resigns for good reason, in addition to the equity acceleration triggered by the change in control as described above, Mr. Balmuth would be entitled to a lump sum payment equal to the product of (a) the sum of (i) his then current salary plus (ii) the greater of the most recent annual bonus paid to him or his target bonus for the fiscal year in which such termination occurs, and (b) the greater of two or the number of full and partial years remaining under the term of his employment agreement.

Mr. Balmuth’s employment agreement provides that if he becomes subject to any excise tax imposed by Section 4999 of the Internal Revenue Code on “excess parachute payments” as a result of any payments and benefits he receives under his employment agreement or any other Company plan or agreement, then the Company will pay him an amount that places him in the best after-tax position. The Company does not provide Mr. Balmuth with a “gross-up” payment.

Employment Agreements with Mr. Call, Ms. Rentler, Mr. O’Sullivan, and Mr. Fassio

Our current agreements with Mr. Call, Ms. Rentler, Mr. O’Sullivan, and Mr. Fassio provide that if the NEO’s employment is terminated due to disability, without cause, or if he or she resigns for good reason, the NEO would be entitled to continued payment of his or her then current salary through the remaining term of the employment agreement. The NEO would also be entitled to continued payment of an annual bonus through the remainder of the agreement term, prorated for the final year of the agreement term, with the bonus amount based on the annual bonus that would have been earned had the NEO not been terminated, but in any case not to exceed 100% of his or her target bonus. Restricted stock would immediately vest on a prorated basis, based on time employed. Performance shares earned would be based on actual performance against target, capped at 100% of target and pro-rated based on time employed. Repayment/reacquisition rights by the Company as to prior dividends on unvested restricted stock would be waived.

If the NEO’s employment agreement expires as a result of its non-renewal, he or she would be entitled to any compensation and benefits earned through the date of expiration. In addition, the NEO would be entitled to receive an annual bonus for the year of termination, prorated for the portion of the bonus year elapsing prior to termination of employment, based on the annual bonus that would have been earned had the NEO not been terminated, but in any case not to exceed 100% of his or her target bonus. Restricted stock would immediately vest on a prorated basis, based on time employed. Performance shares earned would be based on actual performance against target, capped at 100% of target and prorated based on time employed. Repayment/reacquisition rights by the Company as to prior dividends on unvested restricted stock would be waived.

If the NEO is terminated for cause, resigns voluntarily other than for good reason, or dies, he or she would be entitled to payment of salary through the termination date and any bonus that was fully earned prior to the termination date (for death, a prorated annual bonus for the year of termination would be paid, capped at 100% of the NEO’s target). Restricted stock and unvested performance shares would be forfeited on termination. In event of death, performance share awards would be earned based on actual performance against target, capped at 100% of target and prorated based on time employed, and repayment/reacquisition rights by the Company as to prior dividends on unvested restricted stock would be waived. Unvested shares previously issued in settlement of performance shares vest in full at termination.

In the event there is a change in control of the Company, all restricted stock and the target number of performance share awards held by the NEO would vest in full.

If within a period beginning one month prior to and ending one year following a change in control of the Company, the NEO’s employment is terminated either by the Company without cause or he or she resigns for good reason, the NEO would be entitled to a cash payment equal to 2.99 times the sum of his or her then current salary and target annual bonus. In addition, the NEO would be entitled to continuation of health care coverage at the Company’s expense and reimbursement of estate planning expenses for the remainder of his or her employment agreement.

The NEOs’ employment agreements provide that if he or she becomes subject to any excise tax imposed by Section 4999 of the Internal Revenue Code on “excess parachute payments” as a result of any payments and benefits the NEO receives under his or her employment agreement or any other Company plan or agreement, then the Company will pay the NEO an amount that places the NEO in the best after-tax position. The Company does not provide the NEO with a “gross-up” payment.

Applicable Terms of Equity Award Plans

Under the terms of our equity award plans, the Board of Directors generally has the discretion to provide for the acceleration of vesting in the event of a change in control or other circumstances as determined by the Board in its discretion. Under the terms of the individual award agreements for each participant in our equity award plans, including executive officers, the Board has provided that, in the event of a change in control of the Company, any unvested shares of restricted stock will automatically become completely vested and the vesting of any outstanding stock options that are not assumed by the acquiring or successor corporation will be accelerated in full.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Orban and Mr. Bjorklund have served on our Compensation Committee of our Board for the past fiscal year. None of the members of the Compensation Committee are or have been an officer or employee of the Company. During fiscal 2012, no member of the Compensation Committee had any relationship with the Company requiring disclosure of a related party transaction under Item 404 of Regulation S-K. During fiscal 2012, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officers served on our Compensation Committee or Board.

RELATED PERSON TRANSACTIONS

The Company maintains consulting and benefits agreements with Mr. Ferber, its Chairman of the Board. Further details are described in this Proxy Statement under the caption “Compensation of Directors – Other Compensation.” The Company’s procedure for the review, approval or ratification of related party transactions is to present them to the Audit Committee for its review and approval, except for executive and director compensation-related matters approved or authorized by the Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors and officers are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, our common stock, including stock options and other derivative securities. James S. Fassio was late in filing seven Form 5 reports regarding 22 transactions for prior fiscal years, all involving transfers by Mr. Fassio to a revocable, estate planning trust for himself and his family. A Form 5 filing for Mr. Fassio has been filed relating to these prior transfers of shares.

PROXY SOLICITATION FEES

The cost of distribution of materials and any solicitation of proxies will be borne by the Company. We have retained Broadridge Financial Solutions, Inc. to assist in the distribution of materials and to provide incremental support in soliciting proxies.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the accompanying Proxy will vote the Proxy on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be presented at our next Annual Meeting of Stockholders (1) must be received by the Company at its offices at 4440 Rosewood Drive, Pleasanton, California 94588-3050 no later than December 10, 2013 and (2) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

By Order of the Board of Directors,

John G. Call
Corporate Secretary

Dated: April 9, 2013

Ross Stores, Inc.

2008 Equity Incentive Plan

As Amended Through March 18, 2009

Ross Stores, Inc.
2008 Equity Incentive Plan
As Amended Through March 18, 2009

     1. Establishment, Purpose and Term of Plan.

          1.1 Establishment. The Ross Stores, Inc. 2008 Equity Incentive Plan (the “Plan”) is hereby established effective as of May 22, 2008, the date of its approval by the stockholders of the Company (the “Effective Date”).

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards and Nonemployee Director Awards.

          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

     2. Definitions and Construction.

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

               (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award or Nonemployee Director Award granted under the Plan.

               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

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               (d) “Board” means the Board of Directors of the Company.

               (e) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

                    (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such Fair Market Value or voting power, (2) an acquisition directly from the Company, including, without limitation, a public offering of securities, (3) an acquisition by the Company, (4) an acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) an acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

                    (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(aa)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

                    (iii) a liquidation or dissolution of the Company;

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               (f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

               (g) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

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               (h) “Company” means Ross Stores, Inc., a Delaware corporation, or any successor corporation thereto.

               (i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

               (j) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

               (k) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11.

               (l) “Director” means a member of the Board.

               (m) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

               (n) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

               (o) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

               (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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               (q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

                    (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

                    (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

               (r) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award, or (iv) a Nonemployee Director Award which is any of the foregoing types of Awards.

               (s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (t) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

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               (u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

               (v) “Nonemployee Director” means a Director who is not an Employee.

               (w) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 12.

               (x) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

               (y) “Officer” means any person designated by the Board as an officer of the Company.

               (z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

               (aa) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

               (bb) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

               (cc) “Participant” means any eligible person who has been granted one or more Awards.

               (dd) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

               (ee) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

               (ff) “Performance Award” means an Award of Performance Shares or Performance Units.

               (gg) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

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               (hh) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

               (ii) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

               (jj) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

               (kk) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

               (ll) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

               (mm) “Predecessor Plan” means each of the Company’s 1988 Restricted Stock Plan, 1991 Outside Directors Stock Option Plan, 1992 Stock Option Plan, 2000 Equity Incentive Plan and 2004 Equity Incentive Plan.

               (nn) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

               (oo) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 12.

               (pp) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Sections 12.

               (qq) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 12 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

               (rr) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

               (ss) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 12 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

               (tt) “Section 162(m)” means Section 162(m) of the Code.

               (uu) “Section 409A” means Section 409A of the Code.

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               (vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

               (ww) “Securities Act” means the Securities Act of 1933, as amended.

               (xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

               (yy) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

               (zz) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

               (aaa) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

               (bbb) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

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          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     3. Administration.

          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) the exercise price per share of each such Award which is an Option or SAR shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

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          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

               (b) to determine the type of Award granted;

               (c) to determine the Fair Market Value of shares of Stock or other property;

               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

               (f) to approve one or more forms of Award Agreement;

               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

               (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

               (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

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          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code.

          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4. Shares Subject to Plan.

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be six million (6,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

          4.2 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

               (a) the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full;

               (b) the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased; and

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               (c) the number of shares Stock that are withheld or reacquired by the Company on or after the Effective Date in satisfaction of tax withholding obligations pursuant to a Predecessor Plan;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed 8,492,928.

          4.3 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

          4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.4 shall be final, binding and conclusive.

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     The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

     5. Eligibility and Award Limitations.

          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.

          5.2 Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

          5.3 Incentive Stock Option Limitations.

               (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

               (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

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          5.4 Award Limits.

               (a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed six million (6,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2, Section 4.3 and Section 4.4 and further subject to the limitation set forth in Section 5.4(b) below.

               (b) Aggregate Limit on Full Value Awards. Subject to adjustment as provided in Section 4.4, the number of shares issued under the Plan pursuant to the exercise or settlement of Full Value Awards shall not exceed the sum of (i) six million (6,000,000) and (ii) the aggregate number of shares subject to full value awards granted pursuant to a Predecessor Plan which revert to the Plan in accordance with Section 4.2(a) or 4.2(b).

               (c) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4.1, Full Value Awards which vest on the basis of the Participant’s continued Service shall provide for pro rata vesting over a period of not less than three (3) years, and Full Value Awards which vest on the basis of the attainment of performance goals shall provide for a performance period of not less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability or termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

               (d) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

                    (i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than the lesser of (1) seven hundred fifty thousand (750,000) shares or (2) one percent (1%) of the number of shares of Stock issued and outstanding as reported in the most recent periodic report filed with the Securities and Exchange Commission.

                    (ii) Restricted Stock and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than the lesser of (1) seven hundred fifty thousand (750,000) shares or (2) one percent (1%) of the number of shares of Stock issued and outstanding as reported in the most recent periodic report filed with the Securities and Exchange Commission.

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                    (iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than five hundred thousand (500,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than five million dollars ($5,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

               (e) Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than 5,000 shares subject to Full Value Awards or 12,000 shares subject to Options or SARs; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable:

                    (i) in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, an additional 7,000 shares subject to Full Value Awards or 17,000 shares subject to Options or SARs; and

                    (ii) in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving, an additional 600 shares subject to Full Value Awards or 1,500 shares subject to Options or SARs.

     6. Stock Options.

          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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          6.3 Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b) Limitations on Forms of Consideration.

                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

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          6.4 Effect of Termination of Service.

               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

                    (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

                    (ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

                    (iii) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

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     7. Stock Appreciation Rights.

          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

          7.3 Exercisability and Term of SARs.

               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

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          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

          7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

     8. Restricted Stock Awards.

          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

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          8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

          8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

          8.5 Vesting and Restrictions on Transfer. Subject to Section 5.4(c), shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that the Participant shall, at the discretion of the Company, be obligated to promptly repay to the Company upon termination of the Participant’s Service any such dividends and other distributions paid to the Participant in cash with respect to shares that remain subject to Vesting Conditions at the time of such termination of Service. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     9. Restricted Stock Unit Awards.

          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

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          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

          9.3 Vesting. Subject to Section 5.4(c), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

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          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     10. Performance Awards.

          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

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          10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.4(c)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

          10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)	sales revenue;

(ii)	gross margin;

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(iii)	operating margin;

(iv)	operating income;

(v)	pre-tax profit;

(vi)	earnings before interest, taxes and depreciation and amortization;

(vii)	net income;

(viii)	expenses;

(ix)	the market price of the Stock;

(x)	earnings per share;

(xi)	return on stockholder equity;

(xii)	return on capital;

(xiii)	return on net assets;

(xiv)	economic value added; and

(xv)	market share.

               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

          10.5 Settlement of Performance Awards.

               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

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               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

               (c) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

               (d) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

               (e) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

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          10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award (e.g., by determining the final value of the Participant’s Performance Award in the manner provided by Section 10.7(a)) and provide for payment following the end of the Performance Period in any manner permitted by Section 10.5.

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          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     11. Deferred Compensation Awards.

          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:

               (a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

               (b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

                    (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

                    (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

                    (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the following terms and conditions of Section 9.

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               (a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

               (b) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

     12. Nonemployee Director Awards.

          From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director and (b) a Nonemployee Director’s service on a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.4(b), Section 5.4(c) and Section 5.4(e) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

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     13. Standard Forms of Award Agreement.

          13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

          13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

     14. Change in Control.

          14.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

               (a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

               (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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               (c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

          14.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for by the Acquiror, shall be settled effective immediately prior to the time of consummation of the Change in Control.

     15. Compliance with Securities Law.

          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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     16. Compliance with Section 409A.

          16.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

               (a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

               (b) Any Restricted Stock Unit Award or Performance Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

     Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

          16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

               (a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

               (b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

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               (c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

          16.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

               (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

               (b) Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(b), 16.4(c) or 16.4(f) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

               (c) No subsequent Election related to a payment pursuant to Section 16.4(d) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

               (d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

          16.4 Payments Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

               (a) The Participant’s separation from service (as defined by Section 409A);

               (b) The Participant’s becoming Disabled (as defined below);

               (c) The Participant’s death;

               (d) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

               (e) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

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               (f) The occurrence of an Unforeseeable Emergency (as defined by Section 409A).

     Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

     Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

          16.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          16.6 Disabled. The Committee shall have the authority to provide in any Award providing Section 409A Deferred Compensation for payment in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

               (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

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               (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become Disabled.

          16.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

          16.8 Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

     17. Tax Withholding.

          17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

          17.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

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     18. Amendment or Termination of Plan.

          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

     19. Miscellaneous Provisions.

          19.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          19.2 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute cause for termination of Service.

          19.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

          19.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

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          19.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

          19.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

          19.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

          19.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

          19.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

          19.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

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          19.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

          19.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

          19.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

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PLAN HISTORY AND NOTES TO COMPANY

March 20, 2008	Board adopts Plan with a reserve of 6,000,000 shares, subject to increase by up to 8,492,928 shares from Predecessor Plan awards.

May 22, 2008	Stockholders approve Plan.

March 18, 2009	Committee amends Section 8.6 of Plan to add certain cash dividend and distribution repayment obligation upon termination of Service.

IMPORTANT NOTE: Implementation of Section 11—Deferred Compensation Awards or Section 9.6—deferral of RSU settlement	Upon establishment of a Deferred Compensation Award program pursuant to Section 11 or deferral of settlement of RSUs pursuant to Section 9.6, determine whether such program will constitute a “top-hat” pension plan under ERISA. If so, file notice with Dept. of Labor under ERISA Reg. 2520.104-23 within 120 days of adoption of resolutions by the Committee to establish the program to obtain exemption from reporting and disclosure requirements of ERISA.

IMPORTANT NOTE: IRC 162(m) 5 year reapproval of performance goals	Because the Committee may change the targets under performance goals, Section 162(m) requires stockholder reapproval of the material terms of performance goals no later than the annual meeting in the 5th year following the year in which the public company stockholders initially approved such material terms. See Treas. Reg. 1.162-27(e)(4)(vi).

IMPORTANT NOTE: Nasdaq/NYSE evergreen formula plan term limited to 10 years	Because the Plan has share add-back features, the Nasdaq and NYSE stockholder approval rules require that the plan term not exceed 10 years without stockholder reapproval. See NASD Rule 4350(i)(1)(A) and IM-4320-5; NYSE Listed Company Manual Sec. 303A(8) and FAQs Regarding New Rules on Stockholder Approval for Equity Compensation Plans posted on NYSE website, dated 12/16/2003.

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TABLE OF CONTENTS
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ROSS STORES, INC. 4440 ROSEWOOD DRIVE PLEASANTON, CA 94588-3050
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M58919-P34311	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ROSS STORES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES, AND "FOR" EACH OF PROPOSALS 2, 3, AND 4:

1.	To elect three Class II and three Class III Directors for a one-year term as proposed in the accompanying Proxy Statement
			For	Against	Abstain
Nominees:

	1a)	Michael Balmuth	☐	☐	☐

	1b)	K. Gunnar Bjorklund	☐	☐	☐

	1c)	Sharon D. Garrett	☐	☐	☐

	1d)	Michael J. Bush	☐	☐	☐

	1e)	Norman A. Ferber	☐	☐	☐

	1f)	Gregory L. Quesnel	☐	☐	☐

		For	Against	Abstain

2.	Approval of certain provisions of 2008 Equity Incentive Plan.	☐	☐	☐

3.	Advisory vote to approve the resolution on the compensation of the named executive officers.	☐	☐	☐

4.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M58920-P34311

ROSS STORES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Balmuth and John G. Call, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ross Stores, Inc. (the "Company"), to be held on May 22, 2013 at 1:00 p.m. PDT, at the Company's corporate office located at 4440 Rosewood Drive, Pleasanton, California 94588-3050, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR ALL NOMINEES, FOR EACH OF PROPOSALS 2, 3, AND 4, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)